STATEMENT OF	May 31, 2005, as amended
ADDITIONAL	July 1, 2005
INFORMATION

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
600 Montgomery Street • San Francisco, California 94111

        This Statement of Additional Information (“SAI”) of Permanent Portfolio Family of Funds, Inc. (“Fund”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated May 31, 2005 (“Prospectus”). The Fund’s Prospectus and its Annual Report to Shareholders for the fiscal year ended January 31, 2005, both of which are incorporated herein by reference, may be obtained, without charge and upon request, by calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511. The Prospectus and the Annual Report to Shareholders are also available on the Fund’s website at http://www.permanentportfoliofunds.com.

        The Fund’s Permanent Portfolio reserves a limited right to redeem its shares in kind in certain circumstances, as explained herein under the heading “Redemption of Shares – In-Kind Redemptions.”

TABLE OF CONTENTS

OBJECTIVES AND POLICIES	1

The Four Portfolios	1

Investment Strategy	1

Permanent Portfolio	1

Treasury Bill Portfolio	2

Versatile Bond Portfolio	2

Aggressive Growth Portfolio	3

Investment Categories	4

Illiquid Investments	6

Offsetting and Indirect Investments	7

Strategic Portfolio Adjustments	12

Investment Restrictions	12

ORGANIZATION AND MANAGEMENT	14

Fund History	14

Investment Adviser	14

Portfolio Manager	18

Portfolio Holdings Disclosure	18

Board of Directors	19

Standing Committees of the Board of Directors	19

Code of Ethics	21

Proxy Voting Policies	21

Share Ownership of Directors and Officers	21

Share Ownership	22

Compensation	22

CONSULTANTS	23

TAXES	23

General	23

Taxation of Shareholders	24

Taxation of the Portfolios	25

COMPUTATION OF NET ASSET VALUE	27

PURCHASE OF SHARES	28

REDEMPTION OF SHARES	29

Redemption Limitations	29

In-Kind Redemptions	29

In-Kind Redemption Requests	30

PORTFOLIO TRANSACTIONS AND BROKERAGE	30

DISTRIBUTOR	32

TRANSFER AND DIVIDEND-DISBURSING AGENT	32

CUSTODIAN	32

GENERAL INFORMATION	32

Capitalization	32

FINANCIAL STATEMENTS	33

OBJECTIVES AND POLICIES

The Four Portfolios

        The Fund has four separate portfolios, the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio (each a “Portfolio”).

        The Permanent Portfolio invests a fixed Target Percentage (as defined in the Prospectus) of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets such as U.S. Treasury bills, notes and corporate bonds. The Permanent Portfolio’s objective is to preserve and increase the “purchasing power” value of its shares over the long term.

        The Treasury Bill Portfolio invests in short-term U.S. Treasury bills and notes, and may also invest in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio’s objective is to earn high current income for the Portfolio, consistent with safety and liquidity of principal.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), with a remaining maturity of twenty-four months or less.. The Versatile Bond Portfolio’s objective is to earn high current income for the Portfolio, while limiting risk to principal.

        The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) the Fund’s Investment Adviser for high profit potential. The Aggressive Growth Portfolio’s objective is to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Solely for the purpose of holding overnight cash balances (but not for investment purposes), a Portfolio may hold investments up to seven days in short-term U.S. Treasury securities or repurchase agreements with commercial banks and securities broker-dealers, in amounts ordinarily not to exceed 3% of the Portfolio’s net assets, or 4% if the repurchase agreement is entered into with the Fund’s custodian, State Street Bank and Trust Company.

Investment Strategy

        Permanent Portfolio

        The Permanent Portfolio’s investment policies reflect the opinion of the Investment Adviser that it is impossible to forecast inflation rates or other economic events with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. An investment vehicle such as the Permanent Portfolio, whose goals include the preservation of purchasing power, should acknowledge a broad range of economic possibilities and, in order to preserve purchasing power over the long term, should incorporate investments for each of them. In the opinion of the Investment Adviser, economic possibilities for the future are limited to the following:

1.	Rising inflation. From 1960 through 1980 the rate of inflation generally, with intermittent pauses and reversals, rose. The inflation rate generally fell from 1980 through 2004. The Investment Adviser believes that if the pattern of rising inflation resumes, the investments most likely to appreciate would include gold, silver, Swiss franc assets and interests in real estate and natural resources. Gold, silver, real estate and natural resources tend to be profitable during periods of rising inflation because inflation and the fear of further inflation add to investor demand for assets whose values are not denominated in a fiat (non-convertible) currency. Swiss franc assets tend to appreciate during periods of rising inflation because, although the Swiss franc is a fiat currency, the Swiss government traditionally has acted with a high degree of restraint in permitting the issuance of new currency. Such restraint is generally taken to indicate that a currency will preserve its purchasing power. If the rate of inflation does rise, the prices of common stocks (other than those of U.S. and foreign real estate and natural resource companies) and, more especially, of dollar assets, are likely to decline.

2.	Abruptly-slowing inflation. Most periods of extended inflation in U.S. history have been followed by abrupt declines in the rate of inflation and, in many cases, by deflation. The Investment Adviser believes that if inflation should decline abruptly (or deteriorate into a deflation), the investments most likely to appreciate would include previously issued dollar assets such as U.S. Treasury securities, since interest rates on newly issued dollar investments of these types tend to decline during periods of declining inflation, thus increasing the value of previously issued securities. If the rate of inflation does decline abruptly, it is likely that gold, silver, Swiss franc assets and most common stocks would decline in value.
3.	Gradually-slowing inflation. In the event that the rate of inflation declines slowly (a “soft landing”) and the economy escapes the trauma that has followed most inflations, the Investment Adviser believes that common stocks would be among the investments most likely to appreciate. The results for stock market issues that tend to rise and fall to a greater degree than the stock market as a whole (the types of issues that the Investment Adviser attempts to identify and include in the Permanent Portfolio’s investment portfolio as aggressive growth stocks) would be especially favorable. In the opinion of the Investment Adviser, common stocks tend to appreciate during periods of gradually declining inflation because the effective rate of taxation faced by most operating businesses declines in step with the inflation rate (due to the interaction between inflation and the depreciation allowances provided for under the Internal Revenue Code of 1986, as amended (“Code”)), and because the occurrence of a soft landing indicates that the economy will not suffer the disruption associated with an abrupt decline in inflation. If the rate of inflation does decline gradually, it is likely that gold, Swiss franc assets and the stocks of U.S. and foreign real estate and natural resource companies would decline in value.

        The Permanent Portfolio attempts to achieve its objective by maintaining a combination of investments whose purchasing power as a whole should hold steady or increase in the variety of economic circumstances listed above. The Investment Adviser is able to make no assessment as to the current state of the economy and has no opinion as to the occurrence of any particular economic possibility for the future.

        As indicated above, the Permanent Portfolio’s investments include gold, silver, Swiss franc assets, various stock market issues and dollar assets. The investment categories were selected and the Target Percentages assigned in accordance with the Investment Adviser’s opinion of the volatility of the investments, and their past and anticipated future performances in varying economic circumstances. Of course, the Fund has no control over the manner in which particular investments respond to changes in economic conditions. For example, even in an inflationary climate there may be large-volume sellers of gold or silver whose actions would tend to depress the prices of those commodities.

        Treasury Bill Portfolio

        The Treasury Bill Portfolio’s investment policies reflect the opinion of the Investment Adviser that among investors’ primary goals for their cash holdings are safety and liquidity plus, when possible, a way to reduce the federal, state and local tax burden on the income that cash can earn on money market investments. The Treasury Bill Portfolio was designed for investors who wish to avoid the risk of large price declines that can occur in the stock and bond markets and who may be concerned about the safety of banks, savings institutions and other money market funds, but who desire state and local income tax-planning and check-writing privileges. The Treasury Bill Portfolio therefore invests only in U.S. Treasury securities (the interest on which is exempt from state and local tax), and at least 80% of its assets are invested in short-term U.S. Treasury bills and notes. The Treasury Bill Portfolio also provides those shareholder services described in the Prospectus under the heading “Shareholder Account Services and Privileges,” and follows the dividend and tax-planning policies described in the Prospectus under “Description of the Fund’s Portfolios” and “Taxes.”

        Versatile Bond Portfolio

         The Versatile Bond Portfolio’s investment policies reflect the opinion of the Investment Adviser that short-term (twenty-four months or less), investment-grade (Standard & Poor’s ratings of “A” or higher) corporate bonds historically have provided high returns and their price fluctuations ordinarily are mild. Constructing a portfolio from such bonds can be a formula for achieving high current income without bearing the serious risks of buying junk bonds or long-term corporate, municipal or U.S. Treasury bonds. The Versatile Bond Portfolio therefore ordinarily invests at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s and having a maturity of twenty-four month or less. In addition, the Versatile Bond Portfolio follows the same dividend and tax-planning policies as the other Portfolios. The Versatile Bond Portfolio may purchase U.S. Treasury securities with remaining maturities of two years or less for temporary cash holdings.

        Aggressive Growth Portfolio

        The Aggressive Growth Portfolio’s investment policies reflect the opinion of the Investment Adviser that the stock market has been the most successful long-term investment since 1926, and that an investor seeking to construct his or her own investment portfolio should include an investment whose profitability is linked directly to the stock market. The Investment Adviser believes that stocks have been the most successful long-term investment because stocks represent ownership in the engines of wealth – factories, mines, airlines, telephone systems, research laboratories, publishing companies, financial service organizations and other productive enterprises – that turn out the goods and services people need and want. Stock market investments have earned the best profits because they feed capital to these engines of wealth, making them even more productive.

        Stock market investors, however, need caution. While the stock market’s total return has been high, it has not been smooth or steady. Most stocks are riskier than bonds or money market instruments; and, unlike gold, stocks are vulnerable to inflation. And there is no guarantee that the economic growth that underlies long-term stock market profits will continue in the future, which is one reason a prudent investor should carefully consider how much of his or her capital to invest in stocks. Stocks are tightly linked to the real world of production and commerce, and any shock in the economy (inflation, recession, political turmoil, bad news of any kind) can translate into a shock for the stock market. For an investor who holds only a limited portion of his or her investment portfolio in stocks, the Investment Adviser believes that the stocks that the investor holds should be volatile, the kinds of stocks whose prices move faster and farther than the stock market as a whole. In addition, volatile stocks can reduce such an investor’s portfolio’s overall risk by minimizing the share of his or her portfolio that needs to be devoted to stocks. With less of his or her overall portfolio allocated to stocks, the investor is less vulnerable to any single economic event – such as inflation, deflation, or recession – that might be disastrous for the stock market as a whole.

        The Aggressive Growth Portfolio invests in U.S. companies whose stocks have been selected for their high, long-term appreciation potential (higher than for the stock market as a whole). With such a selection, when the stock market as a whole rises, the value of shares in the Aggressive Growth Portfolio should rise more. Of course, no selection of stocks can be guaranteed to “outrun” a rising market. While the Aggressive Growth Portfolio’s stocks involve more risk than the average stock, especially when the stock market as a whole is declining, they also offer greater potential reward. During bull markets in stocks, volatile stocks can put the investor on the “fast track” to high stock market prices because, in the opinion of the Investment Adviser, stocks in general typically gain much more during periods when the stock market as a whole is rising than they lose during periods that follow when the stock market as a whole is declining. Therefore, the Investment Adviser believes that in the long term, volatile stocks should outperform other stocks.

        The Aggressive Growth Portfolio is fully invested in the stock market at all times. It does not take on the unnecessary risks that come with attempts to switch in and out of the market. Its “fully-invested” policy assures that it will not miss out on a bull market in stocks because it has mistakenly decided to sit on the sidelines. The Aggressive Growth Portfolio follows the same dividend and tax-planning policies as the other Portfolios.

        Investors in the following circumstances may find that the Aggressive Growth Portfolio can help to achieve their objectives. An investor who has only recently begun investing and has many earning years ahead of him or her may be willing to bear short-term risks for his or her capital, in order to maximize long-term appreciation. An investor whose wealth is mostly tied up in real estate, annuities, life insurance, pension plans or trusts may desire to use any cash available for a stock market investment in a way that is most effective. An investor who owns high-yielding stocks (those that pay high taxable dividends) may improve his or her after-tax return by replacing the high-yielding issues with shares in the Aggressive Growth Portfolio. Although this may tend to increase the short-term volatility of his or her stock market holdings, the Portfolio’s tax-planning could permit more of his or her stock market profits to be retained, instead of being lost to current taxes, so that his or her capital may grow faster. And an investor who is interested in short-term stock trading may acquire shares in the Portfolio whenever he or she believes the time is right to invest in stocks, knowing that the Portfolio is always fully invested in stocks and being able to take advantage of the fact that the Portfolio invests only in volatile stocks. Thereby he or she can maintain a larger position in the stock market without risking too much of his or her speculative budget.

Investment Categories

        Dollar assets. The Prospectus describes the investment categories and Target Percentages of the Permanent Portfolio. As a further elaboration on the dollar asset investment category, and for information regarding the holdings of the Treasury Bill Portfolio and the Versatile Bond Portfolio, please see the box on the following page. Any dollar asset is subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept. The Investment Adviser attempts to reduce this risk to a very low level by purchasing high-grade dollar assets, i.e., those which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions. Consequently, the Portfolios do not invest in certificates of deposit or commercial paper, even though the yields on such investments may be higher than the yields on high-grade dollar assets. Long-term dollar assets, and, to a lesser extent, short-term dollar assets, are subject to the risk of rising interest rates. As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline. See the discussion under “Investment Strategy – Abruptly-slowing inflation” above. The degree to which the Permanent Portfolio, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity (“term structure”) of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings). The greater the average length to maturity, the greater the risk. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years. For purposes of computing the average length to maturity of the Permanent Portfolio’s dollar assets, the following method is used:

(i)	multiply the value of each dollar asset by the length of time until its maturity;

(ii)	compute the sum of the results of (i);

(iii)	from the result of (ii), subtract the sum of the amount of each debt (including reverse repurchase agreements) owed by the Permanent Portfolio multiplied by the length of time until its repayment is due;

(iv)	divide the result of (iii) by the Permanent Portfolio’s average net dollar assets.

        Repurchase agreements. The Permanent Portfolio may also hold repurchase agreements on the dollar assets described above. (Each of the Fund’s other Portfolios may also include repurchase agreements in their assets.) See the box on the following page. A Portfolio would suffer a loss on a repurchase agreement if the seller defaulted on its repurchase obligation when the value of the underlying investment had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, a Portfolio will enter into repurchase agreements whose underlying investments are, in the case of any of the Fund’s Portfolios, only other dollar assets (or, in the case of the Treasury Bill Portfolio, U.S. Treasury securities), which in the opinion of the Investment Adviser present only a very small risk of default. The Fund does not currently intend that more than 5% of the net assets of any of its Portfolios will be subject to repurchase agreements during the current fiscal year.

HIGH-GRADE DOLLAR ASSETS

        U.S. Treasury Bills. Treasury bills are short-term (fifty-two weeks or less) loans to the U.S. Government. Treasury bills are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Treasury bills are actively traded in the open market. Because of their short time to maturity, their day-to-day price fluctuations are small.

        U.S. Treasury Notes and Bonds. Treasury notes and bonds are long-term (as long as thirty years) loans to the U.S. Government. Like Treasury bills, they are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as free of any risk of default. Treasury notes and bonds are actively traded in the open market. Because of their long maturities, they are subject to larger day-to-day fluctuations in price than Treasury bills.

        U.S. Government Agency Securities. Short-term notes and long-term bonds are also issued by various agencies of the U.S. Government or by enterprises sponsored by the U.S. Government, such as the Federal National Mortgage Association and the Government National Mortgage Association. Most such notes and bonds are not full-faith-and-credit obligations of the U.S. Treasury and generally do not carry a direct guaranty by the U.S. Government itself. However, because their issuers exist to carry out government programs, these securities are generally regarded as having negligible risk of default.

        High-Grade Corporate Bonds. High-grade corporate bonds are debt obligations of corporations with a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less, and may include corporate notes and debentures. Such bonds are not guaranteed by the U.S. Government and are subject to some risk of default; however, the risk of default generally is considered to be very low. Such bonds also are subject to price fluctuations caused by changes in open-market interest rates; however, such fluctuations are much smaller than for long-term bonds and are only slightly greater than for U.S. Treasury bills. The Permanent Portfolio and the Versatile Bond Portfolio may invest in high-grade corporate bonds which, in the opinion of the Investment Adviser, are secure enough to escape default even under deflationary economic conditions.

        Banker’s Acceptances. A banker’s acceptance is a postdated check written by a business (not necessarily a major corporation) that has been “accepted” and guaranteed by a bank. Usually, the postdating is for no more than nine months. The types of acceptances which the Permanent Portfolio would acquire are those which are actively traded in the open market.

        There are two, often three, guaranties behind a banker’s acceptance. First, the acceptance is an obligation of the bank that has accepted it. Second, if the accepting bank should default on its obligation, the business that wrote the accepted check ordinarily would be responsible for making payment to the investor. Third, an acceptance is often secured by a pledge of merchandise or other property. Banker’s acceptances are generally regarded as among the safest of all privately issued, short-term dollar assets. The Investment Adviser considers banker’s acceptances, with their multiple backing, to be significantly safer than certificates of deposit, which represent the obligation of a single entity.

        Repurchase Agreements. In a repurchase agreement, a Portfolio buys an investment (“underlying security”), such as a Treasury bond, that the seller agrees to buy back at a later date for a stated price. Repurchase agreements entered into by the Fund’s Portfolios will generally run for seven days or less. The Fund’s Portfolios earns interest on the transactions, either in the form of an explicit payment or in the form of a differential between the purchase price and the repurchase price.

        Repurchase agreements may be considered loans to sellers of the underlying securities, with those securities constituting the collateral for the loans. The Fund’s Portfolios would suffer a loss on a repurchase agreement if the seller defaulted on its obligation to repurchase the underlying securities when the value of the securities had declined to less than the agreed upon repurchase price. In order to reduce the risk of loss from such transactions, the Fund’s Portfolios will only enter into repurchase agreements whose underlying securities are only U.S. Treasury securities, U.S. Government agency securities and banker’s acceptances, which in the opinion of the Investment Adviser, present only a very small risk of default.

        The Fund’s Portfolios generally will enter into repurchase agreements only with banks. It may enter into a repurchase agreement with a broker-dealer provided that the agreement is fully collateralized and “marked to market” daily (which would require sufficient adjustments of cash or collateral to be made each day so that the current value of the collateral is at least equal to the amount of the loan including accrued interest thereon). Such collateral would be deposited with the Fund’s custodian.

        Gold. The Permanent Portfolio will buy and sell gold only to and from banks (both U.S. and foreign), regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange and dealers that are members of, or affiliated with members of, a regulated U.S. commodities exchange or stock exchange or approved by the U.S. Treasury as qualified to purchase American Eagle coins from the U.S. Mint, or interests equivalent thereto, in accordance with applicable investment laws. The Permanent Portfolio will not purchase gold from any producer of the metal or in any form that is not readily marketable. However, to the extent that the Permanent Portfolio actually holds gold bullion and coins, it may encounter higher storage and transaction costs than those normally associated with the ownership of securities. Gold generates no interest or dividends, offering only the potential for capital appreciation.

        Silver. The Permanent Portfolio’s silver holdings may include bullion-type silver coins minted by the U.S. Treasury.

        Swiss franc assets. The Permanent Portfolio also holds Swiss franc assets. The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland. The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. Government. While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks discussed under “Risk/Return Summary – Permanent Portfolio” in the Prospectus.

        Real estate and natural resource company stocks. Investments in the Permanent Portfolio’s real estate and natural resource company stocks category are generally common stocks, but the Portfolio may acquire preferred stocks, shares of beneficial interest in real estate investment trusts and American Depository Receipts (“ADRs”) on stocks within this category. The Permanent Portfolio will invest in a security in this category only if it is listed on a national securities exchange in the United States, or the principal exchange of a foreign country, as determined by the Fund’s Board of Directors (“Board of Directors” or “Board”), or is an over-the-counter stock quoted on the Nasdaq Stock Market.

        Aggressive growth stocks. Investments in the Permanent Portfolio’s aggressive growth stocks category, and investments in the Aggressive Growth Portfolio, may include stock warrants, which are long-term options to purchase shares of stock at a fixed price. Most stock warrants are subject to expiration, which causes their value to dwindle with the passage of time. Each of the Permanent Portfolio’s and the Aggressive Growth Portfolio’s total investments in warrants is limited to a value (at the lower of cost or market) not to exceed 5% of the Portfolio’s net assets; and warrants which are not listed on the New York or American Stock Exchanges may not exceed 2% of the Portfolio’s net assets.

        Short-term corporate bonds. Investments in the Permanent Portfolio’s dollar asset category, and investments in the Versatile Bond Portfolio, may include short-term corporate bonds rated “A” or higher by Standard & Poor’s when acquired by the Portfolio, but whose ratings subsequently have become downgraded. Ordinarily, the Portfolio will sell any investment that has been downgraded below Standard & Poor’s “A” rating, but may retain such an investment if, in the opinion of the Investment Adviser, the investment still appears secure enough to escape default even under deflationary economic conditions and if such investments in the aggregate do not exceed 2% of the Portfolio’s net assets.

        Illiquid Investments

        The Permanent Portfolio may hold in the aggregate a maximum of 10%, and the Aggressive Growth Portfolio may hold in the aggregate a maximum of 5%, of its net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists, including repurchase agreements maturing in more than seven days. For this purpose, securities of U.S. issuers are deemed to have no readily available market quotation if they are restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered or sold to the public); securities of non-governmental foreign issuers are deemed to have no readily available market quotation if they are not listed or traded on a recognized domestic or foreign securities exchange; other assets of the Portfolio are deemed to have no ready market for resale if, in the opinion of the Fund’s Board of Directors, no bona fide market exists for the asset at the time of its purchase or subsequent valuation. However, no investment is counted toward the limit if its bid/ask spread (on bona fide quotes from dealers and market-makers) normally is less than 4%, or if it is subject to a put option exercisable in seven days or less or a forward contract that matures in seven days or less.

        Such illiquid investments may include investment in a broker-dealer subsidiary of the Fund in amounts not to exceed in the aggregate 1% of the Permanent Portfolio’s net assets and 2% of the Aggressive Growth Portfolio’s net assets. The Fund has, however, liquidated and dissolved its former broker-dealer subsidiary World Money Securities, Inc. (“WMS”), and has no present plans to hold such an investment in the future. Also, see “Investment Restrictions” below.

        If through the appreciation of restricted securities and other assets for which no readily available market quotation or ready market exists or through the depreciation of unrestricted securities or other assets for which a ready market does exist, more than 10% of the Permanent Portfolio’s net assets, or more than 5% of the Aggressive Growth Portfolio’s net assets, should be invested in illiquid assets, then the Fund’s investment adviser would consider appropriate steps to protect its liquidity. The Permanent Portfolio and the Aggressive Growth Portfolio each currently intends that less than 5% of its assets will be invested in illiquid investments.

Offsetting and Indirect Investments

         The Permanent Portfolio, in carrying out its investment and tax-planning policies and in maintaining the Target Percentage for each investment category, and the Aggressive Growth Portfolio, in carrying out its investment and tax-planning policies, each may write covered call options and purchase put options on stocks that it owns, make short sales of stocks that it owns, and borrow money and enter into reverse repurchase agreements. The Permanent Portfolio also may buy and sell gold, silver and Swiss francs in the forward market (including through the purchase and sale of futures contracts). Neither the Permanent Portfolio nor the Aggressive Growth Portfolio has any current intention of investing in these investments or techniques.

        Although these devices are commonly associated with speculative, short-term trading, each of the Permanent Portfolio and the Aggressive Growth Portfolio is prohibited from using them, and will not use them, for such purpose (or in contravention of such rules and regulations or orders as the Securities and Exchange Commission (“SEC”) may prescribe). The Permanent Portfolio may, from time to time, use short sales, forward contracts, put and call options, borrowings and reverse repurchase agreements only to reduce discrepancies between its actual holdings and the Target Percentages in instances where the devices appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. The Aggressive Growth Portfolio may, from time to time, use such devices only in instances where they appear to offer an advantage in price or yield over a direct purchase or sale of the underlying asset, or for tax planning. Each such Portfolio expects, when it uses put and call options, forward contracts, and short sales, actually to make or accept delivery of the underlying asset. Each such Portfolio would elect not to make or accept delivery only when so electing would, in the opinion of the Investment Adviser, achieve an advantage in price, yield, or tax planning. In such instances, those Portfolios would enter into an offsetting option transaction (selling the put and purchasing the call), or an offsetting forward transaction (selling or purchasing a forward contract, as the case might be), or would close out the short sale by purchasing and delivering the underlying securities. Those Portfolios generally would incur additional brokerage costs in doing so. The Permanent Portfolio may engage in forward contracts and short sales outside of the United States, which might entail additional risks. See “Risk/Return Summary – Permanent Portfolio – Principal Investment Risks” in the Prospectus.

        As an example of how the Permanent Portfolio might use the strategies described above, if its actual holdings of gold exceeded the Target Percentage of 20%, the Permanent Portfolio might enter into a forward sale for the excess amount. The quantity of gold subject to the forward sale then would be counted as an offset against the Portfolio’s actual holdings, and the payment receivable from the forward sale would be counted as a dollar asset.

        Similarly, the Permanent Portfolio might increase its position in an investment category by making purchases in the forward market. For example, if its actual holdings of silver fell below the Target Percentage of 5%, the Permanent Portfolio might purchase silver in the forward market and count it as silver owned. The money payable to the seller upon delivery of the silver to the Portfolio would be counted as an offset against its holdings of dollar assets.

        As a further example, the Permanent Portfolio or the Aggressive Growth Portfolio might use put and call options to effectively reduce its holdings of a particular stock. Those Portfolios would do so by writing (selling) call options on the shares of stock they owned and simultaneously purchasing put options (with the same expiration date and strike price) on the same stock. The effect of the option transactions would be virtually to eliminate the Portfolio’s interest in the price of the stock for the duration of the options, since the net value of the option position would (within narrow limits) change dollar for dollar with, but in the direction opposite to, changes in the price of the stock. The combined dollar value of the stock and the option position would be approximately fixed, but, due to competitive factors in the option market, normally would tend to rise gradually over the life of the options. Accordingly, while the option position remains open, the Permanent Portfolio would count the value of the stock together with the option position as a dollar asset.

        The Permanent Portfolio may borrow money or enter into reverse repurchase agreements in order to reduce its net holdings of dollar assets to the level called for by the Target Percentages, but the Portfolio may not borrow for the purpose of speculative, short-term trading. The amount of any borrowing by the Permanent Portfolio would be counted as an offset against its holdings of dollar assets, and the money borrowed would be invested to increase the Portfolio’s holdings in other investment categories to the levels called for by the Target Percentages.

        Additional information regarding offsetting and indirect investments appears below.

        Put and call options. In exchange for a premium, the seller (writer) of a call option grants to the option buyer the right, until a certain expiration date, to purchase shares of stock at a fixed price (the strike price). For a speculative trader, the risk assumed by selling a call option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the speculative option seller (unlike the Permanent Portfolio and the Aggressive Growth Portfolio, which would own the underlying stock, i.e., a “covered” call option) could be forced to purchase the stock to cover the option and deliver it to the option buyer. The difference between the option’s strike price and the stock’s price in the open market would represent a loss to the option seller.

        By paying a premium, the purchaser of a put option acquires the right, until a certain expiration date, to sell shares of stock at a fixed strike price. For a speculative trader, the risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s strike price. In that case, the option would expire worthless and the entire amount invested in it would be lost.

        The purchase of a put option simultaneously with the sale of a call option (on the same stock and with the same strike price and expiration date) is considered in economic effect a short sale of the underlying stock; the net value of the option position tends to change dollar for dollar with, but in a direction counter to, the price of the underlying stock. The Permanent Portfolio or the Aggressive Growth Portfolio might enter into a short sale, instead of a combined option transaction, of a particular stock that it owned if no option were available on the stock or if the short sale provided an advantage in price over a combined option transaction.

        The combined option transaction also involves both the payment of a premium (for the purchase of the put option) and the receipt of a premium (from the sale of the call option). For a speculative trader, the risk of such a combined option transaction is that the price of the underlying stock will rise. In that case, each one-dollar rise in the price of the stock would result in a loss of approximately one dollar on the combined option transaction.

        The only type of option transaction which the Permanent Portfolio or the Aggressive Growth Portfolio may enter into as an offsetting or indirect investment is the combined transaction described in the preceding paragraph. However, those Portfolios will enter into such a transaction only if they actually own the stock to which the options apply, and they will continue to hold the option position only while they continue to hold the stock. Thus, any loss on a permissible option transaction should be approximately equaled by a gain on the price of the stock. Consequently, those Portfolios will not be exposed to the risks normally associated with the speculative use of put and call options.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio has adopted the following operating policies with respect to option transactions used as offsetting or indirect investments, which may be changed only by the Fund’s Board of Directors:

  the aggregate value of the stock underlying option transactions, determined as of the date the options are entered into, will not ordinarily exceed 10% and may not exceed 25% of such Portfolio’s net assets;

  the stock underlying the options must be listed on a national securities exchange, and the option must be issued by the Chicago Board Options Clearing Corporation;

  the aggregate premiums paid for all put options purchased by such Portfolio and held by it at any one time will not exceed 2% of such Portfolio’s net assets;

  the stock underlying the options must be qualified within such Portfolio’s investment categories; and

  the maximum term of the options will not exceed nine months.

        Any gain (or loss) on stocks liquidated through such an option transaction would be recognized in the year the options are exercised. During most months of the year, options are available that do not expire until the following year. Thus, provided that the holder of the call option which the Permanent Portfolio or the Aggressive Growth Portfolio has sold does not exercise it before the end of the year in which it is written, the Portfolio could use a combined option transaction to defer recognition of a capital gain (or loss) into the following year. In some cases, those Portfolios might want to accomplish such a deferral in order to offset the gain (or loss) of one stock position against the loss (or gain) from the sale of other assets. In addition, the net proceeds of a stock liquidation through a combined option transaction may be greater, even allowing for brokerage costs, than through a direct sale.

        The foregoing discussion applies only to option transactions used as offsetting or indirect investments and has no application to the acquisition of stock warrants by the Permanent Portfolio or the Aggressive Growth Portfolio. See “Investment Categories – Aggressive growth stocks” in this SAI.

        Forward contracts. A forward purchase obligates the purchaser to pay a fixed price for a commodity (or currency) to be delivered at a fixed date in the future. A forward sale is the counterpart of a forward purchase; it obligates the seller to deliver a commodity (or currency) on a fixed date in the future in exchange for a fixed price.

        Except for futures contracts (the type of forward contract that is traded on a U.S. futures exchange), forward contracts usually are settled in cash at the contract’s maturity date. A futures contract, on the other hand, usually involves daily settlement, in cash, of the gain or loss on the commodity’s price each day. Commodity futures contracts traded on U.S. commodity exchanges are subject to the regulation of the exchange and of the Commodity Futures Trading Commission under the Commodity Exchange Act, in order to prevent price manipulation and excessive speculation, and to promote orderly and effective commodity futures markets. Such regulations may include trading and daily price limits, position limits and margin requirements. Forward contracts with a bank or dealer generally are not secured or guaranteed by an exchange, clearing corporation, or similar entity.

        Because it is possible to enter into forward purchase and sales contracts by making an initial payment of as little as 5% (or even less) of the value of the commodity, forward contracts can involve a high degree of risk; even a small decline in the price of the commodity could result in the loss of most or all of the cash invested. The Permanent Portfolio, however, will not trade in commodity forward contracts; it will enter into forward purchases only for amounts of commodities (or Swiss francs) needed to meet the Target Percentages, and it will enter into forward sales only for amounts of commodities (or Swiss francs) it actually owns that exceed the Target Percentages. Consequently, the Permanent Portfolio will not be subject to the high degree of risk associated with the speculative use of forward contracts, although each forward transaction, viewed in isolation, would still appear to involve the risks normally associated with forward contracts. Furthermore, the Permanent Portfolio has adopted the following operating policies, which may be changed only by the Fund’s Board of Directors:

  the Permanent Portfolio will use forward contracts only to acquire and dispose of actual commodities (or Swiss francs) within the Target Percentages, and not for any speculative purpose;

  the Permanent Portfolio will enter into forward contracts only through a regulated U.S. commodity exchange or dealers that are members of or affiliated with members of a regulated U.S. commodity exchange, or with the ten largest (in assets) U.S. banks or ten largest (in assets) Swiss commercial banks, excluding cantonal and savings banks, as determined by the Swiss National Bank;

  the Permanent Portfolio’s net assets plus its borrowings and the aggregate price of all commodity forward contracts it owns (measured by multiplying the number of units to which the contracts refer by the price per unit specified) will equal at least 300% of the aggregate price of all commodity forward contracts it owns and any borrowings. If the 300% requirement specified above is not being met at any time, the Permanent Portfolio will take the necessary steps to restore the 300% coverage within three business days. Sales of commodity forward contracts in order to comply with this 300% limitation may have an adverse impact on the Permanent Portfolio;

  the Permanent Portfolio will segregate, and maintain in a segregated account until the commodity forward purchase contract is closed out, cash or U.S. government securities equal in value to the purchase price required to be paid by the Portfolio due on the settlement date under the contract;

  the Permanent Portfolio will not invest (including the placing of additional margin deposits) more than twice the amount of the original margin deposit in any commodity forward contract; and

  the Permanent Portfolio will not invest in, or be contingently obligated in connection with, commodity contracts in an amount exceeding 10% of its assets.

        The assets maintained in the segregated account referred to above will continue to be treated as dollar assets for purposes of the Target Percentages until the settlement date under the contract.

        The Permanent Portfolio did not engage in any forward contracts during the last fiscal year, and does not intend to engage in any forward contracts during the current fiscal year.

        Short sales. A short sale obligates the seller to deliver a security at a later, perhaps indefinite, date. In return, the seller receives a price that is fixed on the date of the sale. For a speculative trader, the risk of making a short sale is that the price of the security will rise, forcing the short seller to purchase the security at a higher price than he receives from the short sale. In principle, the potential loss is unlimited, since there is no absolute limit on how high an investment’s price might rise.

        Each of the Permanent Portfolio and the Aggressive Growth Portfolio will enter into short sales only of stocks which it contemporaneously owns, and it will retain such stocks so long as the short position remains open. (In other words, those Portfolios will enter into short sales “against the box.”) Consequently, those Portfolios will not be exposed to the risks associated with the speculative use of short sales. Neither the Permanent Portfolio nor the Aggressive Growth Portfolio entered into short sales during its last fiscal year, nor intends to enter into short sales during its current fiscal year. Furthermore, each such Portfolio has adopted the following operating policies with respect to short sales, which may be changed only by the Fund’s Board of Directors:

  each such Portfolio will limit the dollar amount of short sales at any one time to a value ordinarily not to exceed 10% and in no instance to exceed 25% of its net assets; and

  the value of securities of any one issuer in which each such Portfolio may be short will not exceed the lesser of 2% of the value of its net assets or 2% of the securities of that class of that issuer.

        Borrowed money. The purchase of investments with borrowed money can entail a higher degree of risk from price fluctuations than a cash purchase using one’s own funds, since the borrowings allow the buyer to purchase more of the investment than he or she could using only his or her own cash (“leverage risk”). For example, if the buyer finances a purchase 50% with his or her own cash and 50% with borrowed funds, each 1% decline in the price of the investment would result in a 2% decline in the net value of his or her position in the investment. A 50% decline in price would result in a total loss. In addition, the buyer would incur interest expense on borrowed funds.

        Borrowing also can add to the risk of loss from investment price fluctuations if the borrowing increases the average length to maturity of the borrower’s net dollar assets, since such borrowing may increase the borrower’s exposure to fluctuations in the prices of dollar assets due to changes in interest rates (“Interest Rate Risk”). However, as indicated under “Investment Categories” above, the average length to maturity of the Permanent Portfolio’s net dollar assets may not exceed fifteen years – a term structure that the Portfolio could achieve without the use of borrowed money. Consequently, the Permanent Portfolio’s ability to borrow will not increase its potential exposure to loss from investment price fluctuations due to Interest Rate Risk. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to borrowings:

  the amount of money such Portfolio may borrow will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of such Portfolio’s assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If, due to market fluctuations or other reasons, the value of such Portfolio’s assets falls below the coverage requirement of the 1940 Act, such Portfolio will, within three business days, reduce its debt to the extent necessary. To do this, such Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

  such Portfolio may borrow only from banks in accordance with the 1940 Act, and will also be subject to applicable margin limitations imposed by regulations adopted by the Federal Reserve Board;

  in observing these limits, such Portfolio will count the proceeds of reverse repurchase agreements (see below) as borrowed money; and

  such Portfolio will segregate, and maintain in a segregated account until the borrowing is repaid, cash, U.S. government securities or other appropriate liquid assets equal to the amount borrowed. See “Forward contracts” above for the treatment of the segregated assets.

        No Portfolio has any current intention of engaging in any borrowings during the current fiscal year.

        Reverse repurchase agreements. A reverse repurchase agreement is a special device for borrowing money. Under such an agreement, the borrower sells an investment (usually a bond, money market instrument or other dollar asset) and agrees to repurchase it later at a fixed price. Because it is possible to borrow nearly the entire purchase price of a bond or other dollar asset through a reverse repurchase agreement, such agreements can be used by traders to speculate on price changes, especially price changes associated with declines in interest rates. Such speculation is highly risky, since an unforeseen rise in interest rates could cause a loss that equals or even exceeds the cash invested.

         Neither the Permanent Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will use reverse repurchase agreements for any speculative purpose. Reverse repurchase agreements have virtually the same effect on a Portfolio as borrowing. Those Portfolios might enter into a reverse repurchase agreement, instead of a borrowing, if the reverse repurchase agreement provides an advantage in interest rate over a borrowing. The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each have no current intention of engaging in reverse repurchase agreements.

        The Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio will count the proceeds of a reverse repurchase agreement as borrowed money. Consequently, as in the case of direct borrowing (discussed above) a Portfolio’s use of reverse repurchase agreements should not add to its potential risk of loss from investment price fluctuations. Furthermore, the Permanent Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio each has adopted the following operating policies with respect to reverse repurchase agreements:

  such Portfolio will enter into only those reverse repurchase agreements that have a specified repurchase price;

  such Portfolio will enter into reverse repurchase agreements only with banks; and

  such Portfolio will segregate, and maintain in a segregated account until the reverse repurchase agreement is closed out, cash, U.S. government securities or other appropriate liquid assets equal to the repurchase price. See “Forward contracts” above for the treatment of the segregated assets.

        Default risk. Put and call options, forward purchases, short sales, borrowings and reverse repurchase agreements all involve contracts between a Portfolio and a bank, broker, dealer or clearinghouse. A default by any of them could expose the Portfolio to serious loss. Although the risk of such a loss is small, the Investment Adviser intends to reduce a Portfolio’s exposure by giving preference to banks, brokers, dealers and clearinghouses which, in the opinion of the Investment Adviser, have an especially high degree of creditworthiness and by giving preference to transactions that require the corresponding party to pledge or otherwise deliver or establish collateral to the benefit of such Portfolio.

Strategic Portfolio Adjustments

        Because investment prices are constantly changing, the actual composition of the Permanent Portfolio’s holdings will never exactly match the Target Percentages. Ordinarily, whenever the Permanent Portfolio’s actual holdings in any investment category deviate from the category’s Target Percentage by more than 1/10th of the Target Percentage, the Portfolio will buy or sell investments to correct the discrepancy (unless it is corrected by changes in market prices) and will do so within thirty days from the initial day of such deviation.

        The Investment Adviser is authorized to delay making portfolio adjustments in the Permanent Portfolio whenever, in its opinion, extraordinary circumstances make it desirable to do so. In the event of such a delay, the Permanent Portfolio’s actual holdings in one or more investment categories could deviate by more than 1/10th from the Target Percentages for those categories for a period in excess of thirty days. Circumstances that might occasion a delay include:

1.	A disorderly market, i.e., when the differences between the buying and selling prices (bid and ask) quoted by market makers and investment dealers are, in the opinion of the Investment Adviser, abnormally large;

2.	A banking crisis or other financial emergency that compromises the ability of brokers and dealers to consummate investment transactions; and

3.	The inability to make a portfolio adjustment without recognizing a large short-term capital gain.

        The Permanent Portfolio will not delay portfolio adjustments called for by the Target Percentages in anticipation of a change in the general price level of any investment category.

        A Portfolio may acquire assets from another Portfolio that are otherwise qualified investments for the Portfolio, so long as neither Portfolio bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition. Any such transaction would be a cash purchase or sale of a security for which market quotations are readily available, at its independent current market price, in a manner consistent with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder.

Investment Restrictions

        The investment policies and restrictions described in the Prospectus and this SAI are intended to remain in force indefinitely. The investment restrictions described below have been adopted by the Fund as operating policies and are subject to change by the Fund’s Board of Directors. However, the Fund will not change any operating policy without notifying its shareholders in advance. The Fund will not:

1.	Purchase securities of companies for the purpose of exercising control or management.

2.	Purchase securities on margin, although the Permanent Portfolio may enter into commodity forward contracts (but only in accordance with the operating procedures and policies contained elsewhere in the Prospectus and this SAI) and obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments.

3.	Purchase securities of any other registered open-end investment company except as part of a merger or consolidation.

4.	Invest in straddles or spreads.

5.	Purchase from or sell to any officer, director or employee of the Fund, or its investment adviser, or any of its members, managers or employees, any securities other than shares of any Portfolio of the Fund.

6.	Purchase or retain the securities of any issuer if those officers and directors of the Fund or members of its investment adviser owning individually more than 1/2% of a class of securities of such issuer together own more than 5% of such securities of such issuer.

7.	Retain a custodian for its assets which shall be other than a bank or trust company having at least $2,000,000 in aggregate capital, surplus and undivided profits and, upon the resignation or inability to serve as the custodian, the Fund shall use its best efforts to obtain and transfer its assets to a similarly qualified custodian or submit to its stockholders the question whether to function without such a custodian.

8.	Invest more than 5% of the value of the total assets of a Portfolio in securities of companies which together with predecessors have a record of less than three years’ continuous operation.

9.	Pledge, mortgage or hypothecate assets of any Portfolio having a market value greater than 15% of the value of that Portfolio’s gross assets (taken at cost), except to secure permitted borrowings of that Portfolio.

10.	Use as security for borrowings of any Portfolio more than 35% of value of that Portfolio’s assets.

        Under the 1940 Act, certain policies of the Fund may not be changed unless authorized by the vote of a majority of its outstanding voting securities. In addition to those fundamental policies described in the Prospectus, without shareholder approval:

1.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, the Fund will not act as a securities underwriter of other issuers except to the extent that acting as such may be necessary to dispose of securities acquired by the Fund. (However, in connection with the disposition of “restricted securities” and securities for which there is no readily available market quotation, the Fund may be deemed to be an underwriter under certain federal securities laws.)

2.	The Fund will not lend its assets to its officers, directors, investment adviser or affiliates of its investment adviser, nor shall such persons take long or short positions in shares of the Fund (which prohibition shall not prevent them from acquiring such shares for investment purposes at the current net asset value).
3.	No Portfolio will concentrate its investments in any particular industry or group of industries (i.e., no more than 25% of the value of any Portfolio’s assets, other than securities issued by the United States government or an agency or instrumentality thereof, will be invested in any one industry).

4.	No Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 5% of that Portfolio’s total assets (taken at market value) would be invested therein. For this purpose, options on the stock of any corporation will be deemed to be securities issued by that corporation.

5.	Subject to the policy regarding a wholly-owned broker-dealer subsidiary, neither the Permanent Portfolio nor the Aggressive Growth Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

6.	Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will invest in the stock of any issuer, other than the United States government or an agency or instrumentality thereof, if immediately thereafter more than 10% of the outstanding voting stock of such issuer would be held by the respective Portfolio.

7.	The Permanent Portfolio will not borrow money, issue senior securities, purchase or sell real estate (including real estate limited partnerships) or commodities or oil, gas or other mineral leases, or make loans to other persons, except as follows: the amount of money the Permanent Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing, the amount borrowed may not exceed 33 1/3% of the value of the Permanent Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions). In observing these limits, the Permanent Portfolio will count the proceeds of reverse repurchase agreements as borrowed money.

8.	Neither the Treasury Bill Portfolio, the Versatile Bond Portfolio nor the Aggressive Growth Portfolio will borrow money, issue senior securities, purchase or sell real estate (including limited partnership interests) or commodities or oil, gas or other mineral leases, make loans or lend its assets to other persons, hold more than 5% of its net assets in investments which are not readily marketable, engage in short sales or write put options or uncovered call options (other than as noted above), except as follows: the amount of money any such Portfolio may borrow will be limited by the 1940 Act so that immediately after such borrowing the amount borrowed may not exceed 33 1/3% of the value of the respective Portfolio’s assets (including the amount borrowed), less its liabilities (not including any borrowings but including the fair market value at the time of computation of any securities with respect to which there are open short positions).

9.	Notwithstanding any other policy of the Permanent Portfolio, the Fund may form a wholly-owned subsidiary to be owned by the Permanent Portfolio for the purpose of engaging in broker-dealer activities. The total amount of the Permanent Portfolio’s capital contributions to such subsidiary shall be limited to an amount not to exceed, in the aggregate, 1% of the net assets of the Permanent Portfolio as of the time that any capital contribution is made. The Permanent Portfolio shall not make any capital contribution to such subsidiary that would increase the then current value of the Permanent Portfolio’s investment in the subsidiary to an amount in excess of 1% of the then net assets of the Permanent Portfolio.

ORGANIZATION AND MANAGEMENT

Fund History

        The Fund is a diversified, open-end management investment company. The Fund was incorporated under the laws of Maryland on December 14, 1981, under the name “Permanent Portfolio Fund, Inc.” and changed its name to “Permanent Portfolio Family of Funds, Inc.” on August 10, 1988. The Fund was originally organized with a single Portfolio that commenced operations as an investment company on October 15, 1982. That Portfolio continues, with the same investment policy, and is now called the “Permanent Portfolio.” The Treasury Bill Portfolio commenced operations on May 26, 1987, the Aggressive Growth Portfolio commenced operations on January 2, 1990 and the Versatile Bond Portfolio commenced operations on September 27, 1991. The Fund may offer additional portfolios from time to time.

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser. The Investment Adviser is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Its manager and sole member is Michael J. Cuggino, who is also its President and Chief Executive Officer. Pacific Heights’ offices are located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111. Mr. Cuggino also serves as President, Treasurer and a director of the Fund. See “Board of Directors.” Although the Investment Adviser has only provided investment advisory services to the Fund since May 2003, there is no known financial condition affecting it that is reasonably likely to impair its financial ability to fulfill its commitment to the Fund under its investment advisory contract with the Fund.

         The services the Investment Adviser provides to the Fund and the compensation it receives are defined in an investment advisory contract between the Fund and the Investment Adviser, dated November 24, 2002 (“Contract”). The Contract is substantially similar to the Fund’s previous investment advisory contract with World Money Managers (“WMM”), the Fund’s former investment adviser.

         The Investment Adviser received the following investment advisory fees from each of the Fund’s Portfolios for the year ended January 31, 2005 and the nine months ended January 31, 2004 under the Contract:

	Year Ended	Nine Months Ended
	January 31, 2005	January 31, 2004

Permanent Portfolio	$ 1,965,918	$ 905,775

Treasury Bill Portfolio(1)	367,522	310,921

Versatile Bond Portfolio(2)	157,855	128,640

Aggressive Growth Portfolio	277,504	194,441

(1)	Net of investment advisory fees waived of $267,289 for the year ended Janaury 31, 2005 and $168,423 for the nine months ended January 31, 2004.
(2)	Net of investment advisory fees waived of $72,857 for the year ended Janaury 31, 2005 and $59,076 for the nine months ended January 31, 2004.

         WMM received the following investment advisory fees from each of the Fund’s Portfolios for the three months ended April 30, 2003 and the year ended January 31, 2003 under its then-existing investment advisory contract with the Fund:

	Three Months Ended	Year Ended
	April 30, 2003	January 31, 2003

Permanent Portfolio	$ 264,958	$ 658,073

Treasury Bill Portfolio(1)	98,525	430,080

Versatile Bond Portfolio(2)	37,787	165,436

Aggressive Growth Portfolio	48,568	239,475

(1)	Net of investment advisory fees waived of $56,141 for the three months ended April 30, 2003 and $342,051 for the year ended January 31, 2003.
(2)	Net of investment advisory fees waived of $19,287 for the three months ended April 30, 2003 and $82,191 for the year ended January 31, 2003.

         During the fiscal year ended January 31, 2005 and the nine months ended January 31, 2004, the Investment Adviser voluntarily agreed to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. Thereafter, the Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund.

         During the three months ended April 30, 2003, WMM voluntarily waived portions of its investment advisory fee allocable to the Fund’s Treasury Bill Portfolio and Versatile Bond Portfolio to the extent that either Portfolio’s total investment advisory fee otherwise exceeded an annual rate of 5/8ths of 1% (.6250%), in the case of the Treasury Bill Portfolio, or 3/4ths of 1% (.7500%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets.

        The Contract also provides that the Investment Adviser shall not be liable to the Fund or to any shareholder for anything done or omitted by it, including losses sustained by the Fund in the purchase, holding or sale of any Fund investment, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by the Contract.

        The Contract was most recently approved by the Fund’s Board of Directors, including a majority of the Fund’s directors who are not “interested persons” of the Fund (“Independent Directors”), on December 10, 2004. The Contract was most recently approved by a majority of the outstanding voting securities of each Portfolio on May 1, 2003.

        In making its determination to approve the Contract, the Fund’s Board of Directors, including its Independent Directors, considered a wide range of information of the type they annually consider when determining whether to continue the Fund’s investment advisory arrangements as in effect from year to year. The Board of Directors received a variety of materials provided by the Investment Adviser and the Fund’s officers, including information regarding the performance of the Fund’s Portfolios in comparison to relevant market indices and the performance of other funds with similar investment objectives as the Fund’s Portfolios (“Peer Group”).

        As a general matter, the directors considered the activities currently performed and services provided to the Fund by Mr. Cuggino, who is the principal officer of Pacific Heights. In particular, the directors considered that Mr. Cuggino is thoroughly involved in the day-to-day operations of the Fund, including identifying and making suggestions as to proposed investments, including the purchase and sale thereof, coordination and direction of operational matters, including arrangements with various service providers to the Fund, and providing substantial administration and oversight in connection with shareholder services.

        In its consideration of the Contract, the Fund’s Board of Directors considered the following additional material factors and reached the following conclusions:

(a)	the nature, quality and extent of the investment advisory, administrative and other services to be provided to the Fund by Pacific Heights, from which the Board concluded that such services would be comparable to those previously provided, and that Mr. Cuggino, by virtue of his experience with the Fund for over fourteen years, was qualified to provide such services;
(b)	comparative data with respect to the investment advisory fees paid by the Portfolios to their Peer Group (to the extent reasonably available), from which the Board concluded that the investment advisory fee was comparable;
(c)	the operating expenses and expense ratios of the Fund’s Portfolios compared to their Peer Group, from which the Board concluded that the Fund’s expenses and expense ratios were comparable;
(d)	the financial condition of Pacific Heights, from which the Board concluded that Pacific Heights would have the financial ability to fulfill its commitment to the Fund under the Contract;
(e)	information about the services to be performed, their cost to the Fund and the personnel performing such services, from which the Board concluded that Pacific Heights would have adequate staffing and personnel competent to provide the contemplated level of services to the Fund, and at a cost that is comparable to that previously paid by the Fund;
(f)	the ability of Pacific Heights to continue providing investment advisory services of the same character and at least the same quality as previously provided, from which the Board concluded that such services would be of the same character and at least the same quality as those previously provided, by virtue of Mr. Cuggino’s experience with the Fund for over fourteen years;
(g)	receipt of assurances from Pacific Heights that it has no plans to change or discontinue the arrangement whereby Pacific Heights bears expenses of the Fund;
(h)	the effect the retention of Pacific Heights may have on Fund performance, from which the Board concluded that there should be no material effect on Fund performance because of Mr. Cuggino’s familiarity with the policies and practices of the Fund; and

(i)	the extent to which economies of scale would be realized as the Fund’s Portfolios increase in assets, from which the Board noted that Permanent Portfolio had recently achieved a breakpoint in its fee structure because its assets had passed the first threshold.

      In addition to the factors listed above, the Board of Directors noted that the Investment Adviser has waived its fees for certain of the Portfolios as necessary to reduce their operating expenses. The Fund’s Board of Directors received assurances from Pacific Heights that at least through the end of calendar year 2005, Pacific Heights intends voluntarily to waive portions of the investment advisory fee allocable to the Treasury Bill Portfolio and the Versatile Bond Portfolio to the extent that the Portfolio’s total investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. With respect to each Portfolio’s expenses under the Contract, the Board of Directors compared the total expense ratios for the Portfolios with various comparative data, including the total expense ratios of each Portfolio’s Peer Group and found that the expenses (including investment advisory fees) paid by the Fund were reasonable and appropriate under the facts and circumstances.

     The directors also continued to consider the effects of the safe-harbor provided by Section 15(f) of the 1940 Act.  Section 15(f) provides that a registered investment company’s investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser if two conditions are satisfied.   First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the investment adviser must consist of persons who are not “interested persons” of the investment adviser, as defined in the 1940 Act.  Second, no “unfair burden” may be imposed on the registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction.  “Unfair burden” means any arrangement, during the two years after the transaction, by which the investment adviser or any “interested person” of the investment adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of, such investment company.  The directors determined that both conditions of the provision continued to be satisfied in that: (i) 75% of the Director nominees, who were elected and assumed office upon completion of the transaction between WMM and Pacific Heights, were not “interested persons;” and; (ii) the aggregate investment advisory fees and other expenses payable by the Fund and its shareholders under the Contract are substantially similar to those payable under the previous investment advisory contract with WMM.

     After considering all of the factors stated above, the Fund’s Board of Directors, including all of the Independent Directors, by unanimous vote, approved the Contract.

     Under the Contract, the Fund’s Investment Adviser bears all operating expenses of the Portfolios, except the following: (a) fees payable to the Investment Adviser for its services under the Contract; (b) all fees, costs, expenses and allowances payable to any person, firm or corporation in relation to the Fund’s investments, including interest on borrowings; (c) all taxes of any kind payable by the Fund; (d) all brokerage commissions and charges in the purchase and sale of the Fund’s assets; (e) all salaries, fees and expenses of directors and officers of the Fund; and (f) all extraordinary fees, costs and expenses of the Fund, including any fees, costs and expenses associated with litigation, governmental investigations or administrative proceedings, including the costs of any settlements.

        The Contract will continue in force and may be renewed from year to year thereafter with respect to a Portfolio, provided that any such renewal has been specifically approved annually by the vote of a majority of the outstanding voting securities of the Portfolio, or by the Fund’s Board of Directors. In addition, to continue in force, the Contract must be approved annually by a majority of the Fund’s Independent Directors, voting in person at a meeting called for the purpose of considering continuation of the Contract.

        The Contract may be terminated by either party without penalty on sixty days’ written notice to the other party. Such termination may be effected on behalf of the Fund by its Board of Directors, or by a vote of a majority of its outstanding voting securities, or on behalf of a Portfolio of the Fund by a vote of a majority of the outstanding voting securities of that Portfolio. Assignment of the Contract to another party automatically terminates it.

        Additional information regarding the Contract is set forth in the Prospectus under “Management – Investment Adviser.”

Portfolio Manager

        Mr. Cuggino is the portfolio manager for each of the Fund’s Portfolios. Mr. Cuggino also currently serves as President, Treasurer and a director of the Fund and is compensated by the Fund for service in such capacities pursuant to the Contract. For additional information on Mr. Cuggino’s compensation as an officer and director of the Fund, see “Compensation” below. The Fund does not compensate Mr. Cuggino for his service as its portfolio manager.

        Mr. Cuggino also manages certain personal and family accounts for which he receives no compensation for his service in such capacities. Mr. Cuggino is subject to the Investment Adviser’s Amended and Restated Code of Ethics, which is discussed in this SAI under “Code of Ethics,“ and which seeks to address potential conflicts of interest that may arise in connection with Mr. Cuggino’s management of any personal or family accounts.

        Pacific Heights, of which Mr. Cuggino is the manager and sole member (also its President and Chief Executive Officer), compensates Mr. Cuggino for service in such capacities in accordance with the results of its operations, given Mr. Cuggino’s ownership of the firm. Such compensation takes into consideration Pacific Heights’ profitability and such other factors as Pacific Heights may deem relevant in the circumstances. Mr. Cuggino’s compensation is not based directly on the performance of any of the Fund’s Portfolios or their levels of net assets.

        The Fund, whose net assets aggregated $329,975,941 at January 31, 2005, is the sole registered investment company managed by Mr. Cuggino.

        As of January 31, 2005, Mr. Cuggino and his immediate family members owned no shares of the Fund.

Portfolio Holdings Disclosure

        The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund’s Portfolios. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors. The policies permit disclosure of non-public portfolio holdings to selected parties only when the Fund has legitimate business purposes and upon written assurances of confidentiality including a duty to use such information only for agreed upon purposes. The Fund’s Investment Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. Such parties include the Fund’s service providers (e.g., the Fund’s Investment Adviser, custodian, fund accountants and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information, as well as several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Fund. The Fund’s Investment Adviser and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis. The Fund’s custodian receives confirmation of portfolio activity within one business day of a trade. The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end. The Fund provides its complete month-end portfolio holdings to Morningstar and Lipper within fifteen days of month-end and the Fund provides its complete quarter-end portfolio holdings to Standard and Poor’s, Bloomberg, Vickers Stock Research Corporation and Thomson Financial within fifteen days of quarter-end.

        The Fund’s Investment Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

        The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings. The Fund’s President may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure.The Fund’s President will report to the Fund’s Board of Directors quarterly regarding any other approved recipient of non-public portfolio holdings information under its policies.

        It is a violation of the Amended and Restated Code of Ethics of the Fund and the Investment Adviser for any covered person to release non-public information concerning the Fund’s portfolio holdings to any party other than as described above.

        The Fund generally discloses the “top ten” portfolio holdings of each of its Portfolios on a quarterly basis within approximately twenty days after the end of the month on its website.

        Disclosure of each Portfolio’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

        In no event does the Fund or its Investment Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings. The Fund’s portfolio holdings disclosure policies are reviewed and approved annually by the Fund’s Board of Directors. The Fund’s Chief Compliance Officer will report any material violations of these policies to the Fund’s Board of Directors at its next regularly scheduled meeting.

Board of Directors

        The business and affairs of the Fund are managed under the direction of its Board of Directors which exercise all powers of the Corporation granted under Maryland law. The table on the following page provides information on the Fund’s directors and officers.

Standing Committees of the Board of Directors

        The Fund’s Board of Directors held twelve meetings during the fiscal year ended January 31, 2005. Each director attended at least 75% of such meetings and of meetings of the committees on which he served during the periods that he served. The Independent Directors held four meetings during the same period.

        There are four standing committees of the Fund’s Board of Directors, the responsibilities and activities of which are each governed by their own committee charters adopted by the Board. The Audit Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) oversees the annual audit of the Fund by its registered public accounting firm and is responsible for the areas of audit coverage, the Fund’s financial statements and their presentation, internal controls and income tax issues. The Compensation Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) is responsible for the establishment, review and oversight of the compensation levels of the Fund’s officers. The Legal Affairs Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) oversees the legal affairs of the Fund and communications with counsel to the Independent Directors and the Fund. The Nominating Committee (chaired by Mr. Bergland and composed of Mssrs. Bergland, Butler and Doebke) considers and makes nominations as necessary of director candidates to fill such vacancies. It does not consider nominees recommended by shareholders. The Audit Committee held three meetings and the Nominating Committee held four meetings during the Fund’s last fiscal year. The Compensation Committee and the Legal Affairs Committee held no meetings over the same period.

DIRECTORS AND OFFICERS (1)(4)

Name	Address	Age	Director Since	Current Position with the Fund, Principal Occupations During Past Five Years and Directorships of Public Companies

Independent Directors (2)(5)

David P. Bergland	Costa Mesa, CA	69	1992	Director. Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

Hugh A. Butler	Salt Lake City, UT	52	1996	Director. Executive Vice President since March 2004 of the Credit Union Services Division of Fidelity Information Systems, a division of Fidelity National Financial, Inc., a publicly-held, provider of products and outsourced services and solutions to the financial services and real estate industries. Previously, Mr. Butler was Executive Vice President, Credit Union Services Division, of Aurum Technology from April 2003 through March 2004, and was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial services organizations, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

Roger Doebke	Santa Ana, CA	65	2004	Director. President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

Interested Directors & Officers (3)

Michael J. Cuggino	San Francisco, CA	42	1998	Chairman of the Board, President, Treasurer & Director. A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund since 1993, and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s Investment Adviser and served as a consultant to the Fund’s former investment adviser from 1991 through 2003. Mr. Cuggino oversees all four of the Fund’s Portfolios. Mr. Cuggino also served as Treasurer from 1993 through 2002 of Passport Financial, Inc., a financial publishing firm.

Clement M. Wallace	San Francisco, CA	41		Secretary. A Certified Public Accountant, Mr. Wallace has served as Secretary of the Fund since 2003 and as Director of Finance of the Fund’s Investment Adviser since 2002. Previously, Mr. Wallace was employed in various financial and operational capacities, and consulted with, several organizations in the financial services and high technology industries.

(1)	The address for each officer and director is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111. A director serves until removal, resignation, death or until his or her respective successor is elected.
(2)	Not considered to be “interested persons” within the meaning of the 1940 Act.
(3)	Considered to be “interested persons” within the meaning of the 1940 Act. Messrs. Cuggino and Wallace are deemed interested persons because of their association with the Fund’s Investment Adviser.
(4)	No director or officer has any family relationship with another.
(5)	None of the Independent Directors nor their immediate family members, has during the past five years, held any positions with the Fund other than as a director, nor has any direct or indirect interest, the value of which exceeds $60,000, with or in: (i) the Fund; (ii) the Investment Adviser of the Fund; or (iii) any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser of the Fund. In addition, none of the Independent Directors nor their immediate family members, has since the beginning of the last two completed fiscal years of the Fund, had any material interest, direct or indirect, in any transaction, or series of similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $60,000 to which any of the following persons was or is to be a party: (i) the Fund; (ii) any officer of the Fund; (iii) the Investment Adviser; or (iv) any person directly or indirectly controlling, controlled by, or under common control with such persons.

Code of Ethics

        The Fund and its Investment Adviser have adopted an Amended and Restated Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act, which permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code is on public file with, and is available from, the SEC.

Proxy Voting Policies

         The Fund and its Investment Adviser have adopted proxy voting policies and procedures to use in determining how to vote proxies relating to Portfolio securities. Such policies and procedures include procedures used by the Fund when a vote presents a conflict between the interests of the Fund’s shareholders and the Fund’s Investment Adviser. Attached to this SAI as Appendix A and Appendix B, respectively, are the Fund’s and its Investment Adviser’s proxy voting policies and procedures.

        Information regarding how each of the Fund’s Porfolios voted its proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2004 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office toll free at (800) 531-5142, and on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005 will be available no later than August 31, 2005 and will be accessible in the same manner.

Share Ownership of Directors and Officers

     As of April 30, 2005, the Fund’s directors and officers owned shares in the Fund’s Portfolios as listed in the following table. As of the record date and except as noted below, none of the Fund’s directors or officers beneficially owned any equity securities in the Fund.

			Dollar Range of	Dollar Range of
Name	Number of Shares	Percent of Common Stock	Equity Securities in the Portfolio	Equity Securities in the Fund

Permanent Portfolio:
David P. Bergland	3,040	*	$50,001 - $100,000	Over $100,000
Hugh A. Butler	2,173	*	$50,001 - $100,000	$50,001 - $100,000

Treasury Bill Portfolio:
David P. Bergland	15	*	$1 - $10,000	Over $100,000

Versatile Bond Portfolio:
None	-	*	-	-

Aggressive Growth Portfolio:
David P. Bergland	938	*	$50,001 - $100,000	Over $100,000
Hugh A. Butler	68	*	$1 - $10,000	$50,001 - $100,000

*	As of April 30, 2005, less than 1% of the outstanding common stock of any of the Fund’s Portfolios, or of the Fund as a whole.

Share Ownership

        As of April 30, 2005, the following persons are known by the Fund’s Board of Directors to own beneficially or to hold of record 5% or more of the outstanding common stock of any class of the Fund or of any Portfolio as of that date:

	Number of Shares	Percent
Name(1)	Held of Record	of class

Permanent Portfolio:

Charles Schwab & Co., Inc.
c/o Reinvest Account	2,494,576	27.350%

National Investor Services Corp.
c/o Special Custody Account	464,128	5.089%

Versatile Bond Portfolio:

Bermuda Commercial Bank, Ltd.
c/o Skye Nominees	208,730	63.109%

Aggressive Growth Portfolio:

Charles Schwab & Co., Inc.
c/o Reinvest Account	27,650	9.385%

Bermuda Commercial Bank, Ltd.
c/o Bercom Nominees	54,457	18.484%

(1)	The address for each holder is c/o 600 Montgomery Street, 27th Floor, San Francisco, California 94111.

Compensation

        Under the Contract, the Fund has the obligation to pay the salaries, fees and expenses of all of the officers and directors of the Fund. The Fund currently compensates its President at a rate of $72,000 per annum and its Secretary and Treasurer at a rate of $48,000 per annum. Mr. Cuggino, as the Fund’s President and Treasurer, is compensated for serving as such at the current rate for each office. Through December 31, 2003, each director of the Fund received $6,000 per annum, plus $900 and out-of-pocket expenses for each Board of Directors or committee meeting attended. Effective January 1, 2004, each director of the Fund receives a quarterly fee of $2,250, plus $1,350 and out-of-pocket expenses for each Board of Directors or committee meeting attended. Additionally, each committee chairman receives an additional quarterly fee of $250 for service in such capacities.

        On March 9, 1998, the Fund’s Board of Directors adopted the Permanent Portfolio Family of Funds, Inc. Long Term Disability Plan (“Plan”). The Plan provides for payment by the Fund to any qualified officer of the Fund who is totally disabled (a “Participant”), as defined by the Plan, a disability benefit equal to 50% of the Participant’s salary as an officer as of the time the disability is determined, subject to cost-of-living adjustments, for a period not to exceed five years. The Plan is renewable annually and may be terminated by the Fund’s Board of Directors at any time prior to each annual renewal. The Plan was most recently renewed by the Fund’s Board of Directors on December 10, 2004.

        The following table sets forth information on compensation paid by the Fund to each officer and director for services in such capacities during the fiscal year ended January 31, 2005.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation from Fund	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits upon Retirement	(5) Total Compensation from Fund/Fund Complex Paid to Directors and Officers

Independent Directors

David P. Bergland, Director	$ 44,050	$ 0	$ 0	$ 44,050

Hugh A. Butler, Director	38,700	0	0	38,700

Mark Tier,(1) Director	33,300	0	0	33,300

Roger Doebke,(2) Director	11,700	0	0	11,700

Interested Directors & Officers

Michael J. Cuggino, President, Treasurer & Director	153,300	0	0	153,300

Clement M. Wallace, Secretary	24,000	0	0	24,000

(1)  Mr. Tier resigned as a director of the Fund on December 11, 2004.

(2)  Mr. Doebke became a director of the Fund on December 11, 2004.

CONSULTANTS

        As discussed under “Consultants” in the Prospectus, Harry Browne and Douglas Casey serve as consultants to the Fund and the Investment Adviser. Each consulting agreement may be terminated on thirty days’ written notice to the other party, by either the Investment Adviser, the Fund or the consultant. Each agreement requires the Investment Adviser, during the term of the agreement and for sixty days after its termination, if any, to transmit to all Fund shareholders any written statement that the consultant may submit regarding the Fund or the Investment Adviser.

TAXES

General

        To continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”), a Portfolio – each of which is treated as a separate corporation for federal tax purposes – must satisfy certain specific requirements, including the following:

        (i) the Portfolio must distribute to its shareholders for each taxable year at least 90% of its “investment company taxable income” (“Distribution Requirement”). That income generally consists of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid;

        (ii) at least 90% of the Portfolio’s gross income each taxable year must be derived from investment-type income – specifically, dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) the Portfolio derives with respect to its business of investing in securities or those currencies (“Income Requirement”); and

        (iii) the Portfolio’s investments must satisfy certain diversification requirements at the close of each quarter of its taxable year.

        In any taxable year during which a Portfolio so qualifies, it will not be liable for federal income tax on its: (a) investment company taxable income; or (b) net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), reduced by any capital loss carryovers from prior taxable years, that it distributes to its shareholders.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes: (i) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders; and (ii) the Portfolio’s shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except the part thereof that is “qualified dividend income,” which is taxable for individual shareholders at the rate for net capital gain – a maximum of 15%) to the extent of the Portfolio’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial tax and interest and make substantial distributions before requalifying for RIC treatment.

         A Portfolio will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. A Portfolio will be treated as having distributed any amount on which it is subject to income tax for any taxable year. For purposes of calculating the Excise Tax, a Portfolio: (i) must reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) must exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for that year. A Portfolio will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year. As mentioned in the Prospectus, each Portfolio has incurred and will likely continue to incur liability for some Excise Tax.

Taxation of Shareholders

         Any dividend a Portfolio pays has the effect of reducing its net asset value. Therefore, a dividend paid shortly after a shareholder investments in a Portfolio would represent, in substance, a return of capital to the shareholder. Nevertheless, the distribution would be subject to federal income tax, as discussed here and in the Prospectus.

        A redemption of Portfolio shares (including a redemption under a Systematic Withdrawal Plan, as described in the Prospectus) is a taxable event for the redeeming shareholder. Any gain or loss realized on a redemption by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. However, any loss realized on a redemption of shares a shareholder held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions the shareholder receives on those shares.

        As described below under “Redemption of Shares – In-Kind Redemptions,” the Permanent Portfolio may redeem its shares in kind in certain circumstances. The tax consequences to an individual (i.e., noncorporate) shareholder of an in-kind redemption are similar to the consequences of a redemption for cash. A shareholder will recognize a capital gain (or loss) equal to the market value of the assets he or she receives minus the cost basis in the shares being redeemed. (The Fund will inform a shareholder as to its determination of the market value of any assets distributed to him or her.) A shareholder’s cost basis in the distributed assets will equal their market value at the time of the redemption. The federal income tax consequences of an in-kind redemption to a corporate shareholder are complex, and corporations considering investing in the Permanent Portfolio should consult their tax advisers in this regard. Generally, the Permanent Portfolio will recognize no capital gain or loss on a distribution of assets pursuant to an in-kind redemption.

        If a shareholder fails to certify on his or her Shareholder Account Application that the social security or other taxpayer identification number provided is correct and that he or she is not subject to backup withholding for previous underreporting to the Internal Revenue Service, the Fund must impose backup withholding, as discussed in the Prospectus.

Taxation of the Portfolios

         The Permanent Portfolio and the Aggressive Growth Portfolio. These Portfolios may use hedging strategies such as writing (selling) and purchasing options and futures contracts, and the Permanent Portfolio may enter into forward contracts. These activities involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when a Portfolio acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent the Portfolio’s disqualification as a RIC and minimize the imposition of federal income tax and Excise Tax.

         Some futures contracts, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Portfolio may invest may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to it. [A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Portfolio clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.] Section 1256 contracts also are marked-to-market for purposes of the Excise Tax.

        Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of; (ii) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain); and (iii) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to each Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to a mixed straddle.

         If a call option written (sold) by a Portfolio lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If a written call option is exercised and a Portfolio thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine its gain or loss on the sale. If a call option purchased by a Portfolio lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Portfolio exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

         If a Portfolio has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within thirty days after the end of that year and the Portfolio holds the appreciated financial position unhedged for sixty days after that closing (i.e., at no time during that sixty-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The Permanent Portfolio. Under Code section 988, gains or losses: (i) from the disposition of foreign currencies, including forward contracts; (ii) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies; (iii) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (iv) that are attributable to exchange rate fluctuations between the time the Portfolio accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally, will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Portfolio’s section 988 losses exceed other investment company taxable income during a taxable year, it would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Portfolio shares. Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time, incurring the costs of currency conversion.

         The Portfolio may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive; or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Portfolio distributions thereof will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

         If the Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Portfolio likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances, it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

         The Portfolio may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Investors should be aware that the Portfolio may not be able to ascertain whether a foreign corporation is a PFIC when it acquires the corporation’s shares and that a foreign corporation may become a PFIC after the Portfolio acquires shares therein. While the Portfolio generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

        Dividends and interest the Portfolio receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments, although the Investment Adviser anticipates that the amount of any such tax will not be significant. Furthermore, tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Portfolio does not expect to be able to pass through any foreign tax credits or deductions to its U.S. shareholders.

COMPUTATION OF NET ASSET VALUE

        The net asset values of the shares of each Portfolio are computed at the close of business of the New York Stock Exchange (usually 1:00 P.M. Pacific Time) every day that the Exchange is open for trading (“business day”). The Exchange is generally open for trading every Monday through Friday, but is closed for trading on certain customary national business holidays consisting of New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund has significant holdings that are principally traded on foreign exchanges which may be open for trading on days other than the Fund’s business days, the net asset values of a Portfolio’s shares may be significantly affected on days when investors have no access to the Fund. All awaiting and accepted requests for purchases and redemptions of Fund shares are executed, at a price equal to net asset value per share, immediately following the computation. See “Purchase of Shares” and “Redemption of Shares.”

        Net asset value per share of a Portfolio is computed by adding the current value of all the Portfolio’s assets, subtracting the amount of its liabilities (including proper accruals of expense items), dividing the result by the total number of outstanding shares of the Portfolio, and rounding up or down to the nearest cent per share. The current value of Fund assets is determined as follows: assets that are traded on one or more public exchanges (including stock options) will be valued at their most recent price of the day on the exchange on which they are principally traded. If there is no trading in such an asset on a business day, the asset will be valued at the mean between its bid and ask prices. Assets that are traded over-the-counter will be valued at the mean between their bid and ask prices. The Fund will value gold and silver each business day at the closing spot price on the New York Commodity Exchange, a regulated U.S. commodity futures exchange. Deposits of Swiss francs will be valued each business day at the 4 p.m. (Eastern Time) price (converted into U.S. dollars) quoted by Reuters. Swiss government bonds will be valued each business day at the closing price in Zurich, Switzerland, converted into U.S. dollars at the 4 p.m. (Eastern Time) Swiss franc rate quoted by Reuters. Short-term securities will be marked to market daily. Assets for which there is no public market will be valued at the current price of substantially similar assets on the basis of comparable marketability, maturity, quality and type. All other assets (including restricted securities and forward contracts with banks or brokers) will be valued at fair value under policies approved by the Fund’s Board of Directors. Also, the Fund may rely upon bona fide quotations obtained from sources other than those referred to above when doing so would, in the opinion of the Board of Directors, better serve the fair and accurate valuation of the Fund’s assets. In the event of an extraordinary occurrence or emergency which would affect the value of Fund assets traded on a foreign exchange, and which the Board of Directors learns of prior to 4:00 p.m. Eastern Time, those assets will be valued at fair value as determined in good faith by the Board of Directors.

        As of January 31, 2005, the net asset value (offering price and redemption price) per share of Common Shares in the Permanent Portfolio was $26.29, which was computed by dividing the Portfolio’s net assets, valued as described above, on that date ($233,860,456) by the number of its shares outstanding on that date (8,894,980). As of that date, the net asset value per share of Common Shares in the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio were $67.10, $57.01 and $86.11, respectively, as similarly computed.

PURCHASE OF SHARES

        Shares in each of the Fund’s Portfolios are offered for sale continuously by the Fund. Investors who purchase such shares directly from the Fund pay no commissions or sales charges. The minimum initial investment in any Portfolio is $1,000. Shareholders may make additional investments at any time in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share, as described under “Computation of Net Asset Value,” next computed after receipt of the properly completed request by the Fund’s transfer agent. Please see “Purchase of Shares” in the Prospectus for further information.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares in the Fund’s Portfolios by its shareholders. Each Portfolio is intended for long-term investors. The Fund discourages frequent purchases and redemptions of shares in its Portfolios by its shareholders. “Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders.

        Complete and detailed records for each Shareholder Account are maintained by the Fund’s transfer agent. A confirmation is sent to a shareholder at the time of each purchase, redemption or other transaction. Certificates for shares are issued without charge, but only when specifically requested in writing by the investor. Certificates are not issued for fractional interests.

        The Fund has authorized one or more broker-dealers to accept purchase and redemption orders for Fund shares on the Fund’s behalf. Such broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker-dealer, or if applicable, a broker-dealer’s authorized designee or intermediary, accepts the order. In such instances, an investor’s order will be priced at the Fund’s net asset value next computed after it is accepted by such an authorized broker-dealer or the broker-dealer’s authorized designee.

        Investors who purchase or redeem shares in the Fund through a broker-dealer may be charged a transaction fee by the broker-dealer, who may place such orders by telephone in accordance with the Fund’s procedures.

REDEMPTION OF SHARES

        Shareholders may redeem all or some of their shares in any of the Fund’s Portfolios.

        Subject to the limitations noted below, requests for redemption will be accepted for a Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Redemption requests must be accompanied by certificates, if issued, and must be sent to the Fund’s transfer agent. Shareholders may be required to use a redemption form provided by the Fund. The Fund may refuse redemption requests not made in the proper manner. Please see “Redemption of Shares” in the Prospectus for further information.

        Requests for redemption (whether in writing or by telephone) will be processed by the Fund’s transfer agent at the net asset value next determined after receipt of the request. Because the net asset values per share of the Fund fluctuate (reflecting the market value of assets owned by the Portfolios), the amount a shareholder receives for a redemption may be more or less than the amount of his or her purchase and may be more or less than the net asset value on the date that a written redemption request is mailed. Any such redemptions are purely voluntary on the part of the shareholder.

Redemption Limitations

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, as follows:

  for any period during which the New York Stock Exchange is closed or trading thereon is restricted, as determined by the SEC;

  for any period during which the SEC determines that an emergency makes it impractical to dispose of portfolio securities or to calculate net asset values; or

  during any period for which the SEC has by order permitted a suspension for the protection of shareholders.

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund reserves the right to require redeeming shareholders in the Permanent Portfolio (but not shareholders in any other Portfolio) to accept readily tradeable assets from the Permanent Portfolio in complete or partial payment of redemptions in instances where so doing would present an advantage to the Permanent Portfolio in pursuit of its tax-planning objectives over a sale or other disposition of the assets. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bullion-type coins for any such in-kind redemptions, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages. The Fund would not require redeeming shareholders to accept any investment that is not readily saleable.

        Investors should note that an in-kind distribution might result in inconvenience or in financial loss or gain due to price fluctuations. The risk of financial loss would be especially great in the case of an investment subject to high price volatility. Also, shareholders might incur high brokerage costs in liquidating small lots of distributed investments.

        In order to reduce the possibility of inconvenience or loss, the Fund has agreed that it will not exercise its right to make such a required in-kind redemption unless it has arranged, on behalf of the shareholder, a convenient opportunity to accomplish the prompt sale of the assets through a qualified broker or dealer. Further, the Fund will not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption. In the event that a shareholder elected not to use the broker or dealer provided by the Fund to sell assets distributed to him or her, the Fund would deliver the assets to the shareholder, or at his or her request, to his or her bank.

        The Permanent Portfolio makes portfolio changes on the basis of investment factors at the time and in pursuit of its investment objectives, and in order to adhere to its Target Percentages. See “The Four Portfolios – Permanent Portfolio” in the Prospectus. In accordance with these objectives, at the time the decision is made to dispose of assets from the Permanent Portfolio, the Fund will decide whether to sell the assets or to distribute them in satisfaction of redemption requests.

        If the Fund ever elects to dispose of assets through such required in-kind redemptions, it will inform its transfer agent of the specific assets to be used and the order in which to use them. The transfer agent thereafter would honor all redemption requests, in the order received, by distributing the designated assets. Generally, the transfer agent would continue to effect all redemption requests for the Permanent Portfolio with in-kind distributions until the designated assets were exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of a designated asset or if a particular redemption request would result in a distribution of assets that, in the estimation of the Investment Adviser, could not then be sold at a cost of 2% or less of the value of the assets.

        From time to time, the Fund at the request of a redeeming shareholder in any Portfolio, may distribute readily tradeable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind payment must be made in writing and must be included in the redemption request to which it pertains. The Fund will accept a request for in-kind payment of redemption of shares in a Portfolio only as an alternative to making a sale of the respective asset in a transaction consistent with the Portfolio’s investment policies.

In-Kind Redemption Requests

        If the Fund ever elects to make assets available for in-kind payment of redemptions, it will inform its transfer agent of the specific assets to be used. The transfer agent thereafter would honor all written redemption requests for a particular such asset, in the order received, by distributing the designated asset. The transfer agent would continue to effect all redemption requests for a particular asset with in-kind payment until the asset was exhausted or until the Fund instructed the transfer agent otherwise. The Fund might instruct the transfer agent otherwise, for example, if the Fund no longer intended to dispose of the asset.

        The Fund makes no representation that it will attempt to protect any redeeming shareholder from inconvenience, expense or loss that results from an in-kind redemption requested by the shareholder.

        The Fund has adopted the following operating policies with respect to such in-kind redemptions:

  the Fund shall identify before 4:00 p.m. Eastern time of the day on which such identification is made any readily tradeable assets held by a Portfolio that are available for in-kind redemption;

  any shareholder, (except an affiliate as set forth below) may request an in-kind redemption of shares in such Portfolio prior to 4:00 p.m. of such day, and any such request shall become irrevocable at 4:00 p.m. of such day;

  no such request for redemption shall be accepted for any Fund shares held by an affiliated person or other person specified in section 17(a) of the 1940 Act;

  the Fund will accept a request for an in-kind redemption only as an alternative to the sale of the asset to be distributed in a transaction consistent with the Portfolio’s investment policies;

  requested in-kind redemptions shall be limited to assets for which market quotations are readily available; and

  the asset price used to effect the redemption shall be the respective asset price used to calculate the net asset value of the shares being redeemed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Fund’s portfolio transactions are recommended by the Investment Adviser and placed by the Fund’s officers. The objective of the Fund in effecting portfolio transactions is to obtain the best available prices, taking into account services and the costs and promptness of executions. Some of the Fund’s purchases and sales of investments will be made directly with dealers and market-makers, usually without brokerage commissions. In other cases, the Fund will use a broker-dealer and will pay commissions. In many foreign countries, commission rates are fixed by governmental or exchange regulation or by industry agreement, and may be higher or lower than those charged on comparable transactions in the United States.

There currently is no agreement or commitment to place orders with any dealer, market-maker or broker-dealer. The Fund in the past had directed certain portfolio transactions to World Money Securities, Inc. (“WMS”), its wholly owned broker-dealer subsidiary. In 1996, the Fund liquidated and dissolved WMS and has no current intention of having a broker-dealer subsidiary in the future. Please see the following table for information on commissions paid by the Fund’s Portfolios.

        Neither the Fund’s Board of Directors, its officers nor the Investment Adviser intends to request research, statistical, securities pricing or other related services from any broker-dealer beyond what the broker-dealer provides to its customers generally, nor will the Fund’s Board of Directors, its officers or the Investment Adviser pay any broker additional commissions on portfolio transactions as an inducement to sell Fund shares. Nevertheless, the Fund’s officers may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to those which have provided research, statistical and related services to the Fund or the Investment Adviser for the benefit of the Fund. The Investment Adviser believes that while research and related services may be useful in varying degrees, they are of indeterminable value and may or may not reduce the expenses of the Investment Adviser.

        The Fund’s Board of Directors does not consider that it has an obligation to obtain the lowest available commission rate with respect to portfolio transactions to the exclusion of price, service and qualitative considerations. Nevertheless, the officers of the Fund and of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical or other services. The Fund’s Board of Directors does not authorize the payment of commissions to brokers in recognition of their having provided such services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

PORTFOLIO COMMISSIONS AND TURNOVER

        The Fund’s Portfolios paid the following commissions and had the following portfolio turnover rates during the last three fiscal years:

	Fiscal Year Ended January 31

	2005	2004	2003

Total commissions paid
Permanent Portfolio	$ 64,060	$ 62,619	$ 25,300
Treasury Bill Portfolio	0	0	0
Versatile Bond Portfolio	0	0	0
Aggressive Growth Portfolio	4,830	6,840	11,590

Portfolio turnover rate
Permanent Portfolio	6.29%	23.19%	1.06%
Treasury Bill Portfolio	N/A	N/A	N/A
Versatile Bond Portfolio	75.72%	67.26%	69.58%
Aggressive Growth Portfolio	1.90%	3.07%	4.92%

DISTRIBUTOR

        The Fund’s distributor is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.

        The Distributor is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc. The Distributor is responsible for the continuous distribution of the shares of each of the Fund’s Portfolios.

        The Investment Adviser pays all customary fees and charges of the Distributor incurred by the Fund (see “Management – Investment Adviser” in the Prospectus).

TRANSFER AND DIVIDEND-DISBURSING AGENT

        The Fund’s transfer and dividend disbursing-agent is U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (“Transfer Agent”), telephone number (800) 341-8900.

        The Transfer Agent maintains the records of each Shareholder Account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and disbursing agent, and performs other related shareholder service functions. See “Redemption of Shares By the Fund – In-Kind Redemptions.”

        The Investment Adviser pays all customary fees and charges of the Transfer Agent incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

CUSTODIAN

        The Fund’s custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 (“Custodian”).

        The Custodian receives and deposits cash, holds all securities and other evidences of investments of the Fund, receives and delivers securities and other investments bought or sold by the Fund, and receives and collects income from the Fund’s investments. From time to time, but only upon direction of the Investment Adviser, some of the Fund’s assets may be held in the London, Zurich or other foreign offices of the Custodian’s sub-custodians or foreign custodians which are qualified to act as such under the 1940 Act, in accordance with Rule 17f-5 thereunder.

        The custodial agreement between the Fund and the Custodian requires the Custodian to hold the Fund’s assets in strict segregation; the custodial agreement prohibits commingling of the Fund’s assets with assets owned by the Custodian, and it requires the Custodian to receive and maintain the Fund’s assets in a form and condition that would make them readily identifiable as customer property in an audit or in the event that the Fund appoints a successor custodian.

        In executing portfolio transactions, the Custodian acts as an agent for the Fund, but has no part in the management or investment decisions of the Fund or in the Fund’s general administration. The Custodian does not provide trusteeship protection or protection for investors against possible depreciation of assets.

        The Investment Adviser pays all customary fees and charges of the Custodian incurred by the Fund (See “Management – Investment Adviser” in the Prospectus).

GENERAL INFORMATION

Capitalization

        The Fund’s present authorized capitalization is 500,000,000 shares, $.001 par value per share, divided into two classes consisting of 150,000,000 shares of preferred stock and 350,000,000 shares of common stock. The Fund is currently authorized and has registered to issue an indefinite number of shares of its common stock in the following series: 100,000,000 shares in the Permanent Portfolio; 100,000,000 shares in the Treasury Bill Portfolio; 10,000,000 in the Versatile Bond Portfolio; and 25,000,000 shares in the Aggressive Growth Portfolio. The Fund has not registered the sale of any of its preferred stock and has no plan to do so. Upon issuance and sale, shares of the Fund are fully paid and nonassessable, have no preemptive rights and are freely transferable. Shareholders may require redemption of their shares. See “Redemption of Shares.”

        Holders of shares in each Portfolio are entitled to vote separately on any change in the Fund’s investment policy, as provided in Section 13(a) of the 1940 Act and on all matters on which the 1940 Act, other applicable law or the Articles of Incorporation of the Fund require a vote by Portfolios. Otherwise, all Fund shareholders have equal voting rights, vote as a single class and are entitled to one vote per share.

        The Fund will hold an annual meeting of its shareholders in any year in which an annual meeting is required under Maryland law and the charter and bylaws of the Fund. Maryland law and the Fund’s bylaws provide that the Fund is not required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act.

        The Fund has no other securities outstanding. However, from time to time, the Fund’s Board of Directors may authorize the Fund to issue additional shares of common or preferred stock, in series, with such rights and preferences as will be determined by the Board of Directors in authorizing any such shares. Any offering or sale by the Fund of shares of additional series or classes to the public would be subject to effective registration of the shares as necessary under federal and state securities laws.

FINANCIAL STATEMENTS

        The financial statements of the Fund as of and for the five years in the period ended January 31, 2005 are incorporated by reference. Such financial statements have been audited by Tait, Weller & Baker, an independent registered public accounting firm, as set forth in their report thereon included therein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

        The Fund will furnish a copy of its Annual Report to Shareholders for the year ended January 31, 2005, without charge and upon request, by writing or calling the Shareholder Services Office.

No person is authorized to give any information or to make any representation not contained in this SAI or in the Prospectus in connection with the matters described herein and therein. If given or made, such information or representation must not be relied upon as having been authorized.

                                   APPENDIX A

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                 MAY 1, 2003

       Permanent  Portfolio  Family of Funds,  Inc.  (“Fund”)  has  adopted  the following  policies and procedures to determine how to vote proxies  relating to portfolio securities held by each series of the Fund (each, a “Portfolio”).

I.     Delegation.  The Board of Directors of the Fund (“Board of Directors,” or
“Board”) has  delegated to Pacific  Heights  Asset  Management,  LLC, the Fund’s
investment  adviser (“Pacific  Heights,” or “Adviser”),  the  responsibility for voting proxies relating to portfolio  securities held by a Portfolio of the Fund as a part of the investment advisory services provided by Pacific Heights to the
Fund.  All such proxy  voting  responsibilities  shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities,  each of the Fund’s  Portfolios shall retain the right to vote proxies relating to its portfolio securities as it may deem appropriate.

II.    Fiduciary  Duty.  Pacific  Heights is a  fiduciary  to each of the Fund’s
Portfolios and shall vote proxies in a manner consistent with the best interests of each such Portfolio and its  shareholders.  Every reasonable  effort shall be made by Pacific  Heights to vote the Fund’s  proxies.  However,  Pacific Heights shall not be required to vote a proxy if it is not  practicable  to do so, or if it determines  that the potential  costs involved with voting a proxy  outweighs the potential benefits to a Portfolio or its shareholders.

III.   Proxy Voting  Services.  Pacific Heights may engage an independent  proxy voting service to assist it in the voting of the Fund’s proxies.  Such a service would be responsible for  coordinating  with the Fund’s custodian to ensure that all  applicable  proxy  solicitation  materials  received by the  custodian  are processed in a timely fashion.

IV.    Conflicts of Interest.  The proxy voting  guidelines  of Pacific  Heights shall  address the  procedures  it would  follow with  respect to  conflicts  of interest.

V.     Reports. Pacific Heights shall provide a quarterly report to the Board of
Directors  regarding  its records of each proxy voted by it during the  quarter, including any conflicts of interest  information required by Section IV of these policies and procedures.  Such report shall include the information  required by
Form N-PX for each proxy voted.  In addition,  Pacific  Heights  shall provide a quarterly report to the Board of Directors  detailing the proxies,  if any, that were not voted during the period and the reasons for such non-votes.

VI.    Review of Policies and  Procedures.  Pacific Heights shall present to the
Board of Directors its policies,  procedures and other guidelines for voting the
Fund’s  proxies  at least  annually,  and shall  notify  the Board  promptly  of material changes to any of these  documents.  Any such material change shall not apply to proxies voted for a Portfolio  unless and until such change is approved by the Board of Directors.

VII.   Role of the Board of  Directors.  The Board of  Directors  shall  oversee
Pacific Heights’ proxy voting processes and periodically review the Fund’s proxy voting policies and procedures.

                                       -2-

                                   APPENDIX B

                      PACIFIC HEIGHTS ASSET MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                   MAY 1, 2003

       Pacific Heights Asset Management, LLC (“Pacific Heights”) has adopted the following  policies and  procedures  (“Guidelines”),  pursuant to which  Pacific
Heights, in the absence of special  circumstances,  generally shall vote proxies relating to  portfolio  securities  held by each series of  Permanent  Portfolio
Family of Funds,  Inc.  (“Fund”).  These  Guidelines are reasonably  designed to ensure that such proxies shall be voted in the best interest of the shareholders in each series of the Fund (each,  a  “Portfolio”),  in accordance  with Pacific
Heights’ fiduciary duties and applicable regulations.

I.     Duty to Vote Proxies

       Proxies  are an  asset of the  Fund’s  Portfolios,  and as such  shall be treated by Pacific  Heights  with the same care,  diligence  and  loyalty as any asset  belonging  to the  Fund’s  Portfolios.  As such,  Pacific  Heights  views seriously its  responsibility  to exercise voting authority over securities that are owned by the Fund’s Portfolios.  The following  Guidelines shall be observed with respect to proxies.  These  Guidelines also address special  provisions for conflicts of interests that may arise in connection with voting proxies.

       A.     The Fund has  delegated  the power to vote its  proxies to Pacific
              Heights.  Every reasonable effort shall be made by Pacific Heights to vote the Fund’s proxies.  However, voting proxies for shares of certain  non-U.S.  companies  may  involve  significantly  greater effort  and cost than for shares of U.S.  companies.  There may be situations where Pacific Heights may not, or cannot, vote a proxy.
              For  example,  Pacific  Heights  may  receive  proxy  solicitation materials  too late to be acted  upon,  or the cost of voting  may outweigh the benefit of voting. In such instances, Pacific Heights shall  not  be  required  to  vote  such  proxies  if  it  is  not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a
              Portfolio or its shareholders by voting such a proxy.

       B.     Pacific  Heights is a fiduciary to each of the Fund’s  Portfolio’s and  shall  vote  proxies  in a  manner  consistent  with the best interests of each such Portfolio and its shareholders. As such, it is the policy of Pacific Heights to review each proxy statement on an individual  basis and to vote exclusively in the best interests of such a Portfolio and its shareholders.

       C.     To document  that proxies are being voted,  Pacific  Heights shall keep a record for each of the Fund’s  Portfolios where applicable, reflecting:  (i) when each proxy is first received; (ii) when each proxy is voted; and (iii) how that proxy is voted. Pacific Heights

              shall  keep  and  maintain  such  records   consistent   with  the
              requirements of Rule 206(4)-6 under the Investment Advisers Act of
              1940, as amended  (“Advisers Act”), and other applicable rules and regulations.  In each  instance  in which a proxy is not voted for any  reason  (such as the late  receipt  of the  proxy,  incorrect instructions  as to how to  vote  the  proxy,  or for  some  other reason),  a written  explanation  shall be  prepared  stating  the reasons why that proxy was not voted.  Pacific  Heights shall make its proxy  voting  history and these  Guidelines  available to the
              Fund upon request.

       D.     Pacific Heights may engage an independent  proxy voting service to assist it in the  voting  of the  Fund’s  proxies.  Such a service would be responsible for coordinating with the Fund’s custodian to ensure that all applicable proxy  solicitation  materials received by the custodian are processed in a timely fashion.

II.    Guidelines for Voting Proxies

       Pacific  Heights  generally will vote the Fund’s proxies so as to promote the long-term  economic value of the underlying  securities,  and generally will follow the Guidelines provided below. Each proxy proposal shall be considered on its own  merits,  and an  independent  determination  shall be made  whether  to support or oppose  management’s  position.  Pacific  Heights  believes  that the recommendation  of management should be given  substantial  weight,  but Pacific
Heights shall not support  management  proposals  that may be detrimental to the underlying value of the Portfolio’s investment positions.

       Pacific  Heights shall be responsible  for  administering,  executing and overseeing the Fund’s proxy voting  process.  On occasion,  Pacific  Heights may vote a proxy in a manner other than suggested by the Guidelines;  however,  such departures  from the  Guidelines  are expected to be rare,  and Pacific  Heights shall maintain a record supporting such votes.

       A.     Specific Policies

              1.  Routine Matters

              a.  Election of Directors. In general,  Pacific Heights shall vote in favor of an issuer’s management’s director nominees if they are  running  unopposed.  Pacific  Heights  believes  that  an issuer’s  management  is in the best  position to evaluate the
                  qualifications   of  its   directors  and  the  needs  of  its
                  particular board of directors.  Nevertheless,  Pacific Heights shall vote  against,  or withhold  its vote for,  any director nominee  whom it  feels  is not  qualified.  When an  issuer’s management’s director nominees are opposed in a proxy contest,
                  Pacific  Heights  shall  evaluate  which  director   nominee’s
                  publicly-announced  management  policies  and  goals  are most

                                       -2-

                  likely to maximize  shareholder value, as well as evaluate the past performance of the incumbent director nominees, voting in accordance with its evaluation.

              b.  Ratification  of Selection of  Auditors.  In general,  Pacific
                  Heights  shall rely on the judgment of management in selecting
                  an  issuer’s  independent  auditors.   Nevertheless,   Pacific
                  Heights  shall  examine  the  recommendation  of the  issuer’s management in appropriate cases (e.g.,  where there has been a change in independent  auditors  based upon a disagreement  on
                  accounting   matters),   voting   in   accordance   with   its
                  examination.

              c.  Stock  Option  and  Other  Equity  Based   Compensation   Plan
                  Proposals.  In  general,  Pacific  Heights  shall  approve  an issuer’s  management’s  recommendations  with  respect  to the adoption or amendment of stock option plans and other  similar equity-based  compensation plans; provided,  however, that the total  number  of  shares  or  other  units  of  participation reserved under all of such an issuer’s  compensation  plans is reasonable and not excessively dilutive.

              2.  Acquisitions,  Asset Sales,  Business  Combinations,  Mergers,
                  Re-incorporations,   Reorganizations  and  Other  Transactions
                  Because voting on  transactions  such as  acquisitions,  asset sales, business combinations, mergers, re-incorporations and other
              reorganizations    involves    considerations   unique   to   each
              transaction,  Pacific  Heights does not have a general policy with regard  to  voting on such  transactions,  but shall  vote in such instances on a case-by-case basis for each transaction.

              3.  Changes in Capital  Structure
                  Pacific Heights shall evaluate proposed capital change actions on a case-by-case  basis and will  generally  defer to an issuer’s management’s  business  analysis  in support of such  actions.  In cases where proposed capital change actions support proxy defenses
              or  act  to  reduce  or  limit  shareholder   rights,   particular
              consideration shall be given by Pacific Heights to all the effects of such an action,  and  Pacific  Heights’  shall vote in a manner consistent with the objective of maximizing long-term  shareholder value.

              4.    Anti-Takeover Proposals
                  In general,  Pacific  Heights shall vote against any proposal, whether recommended by an issuer’s management or otherwise,  which it believes would materially  contribute to preventing a potential acquisition or takeover,  thereby potentially  preventing the Fund from maximizing long-term  shareholder value,  including proposals to:

                                       -3-

              o stagger the board of directors;
              o introduce cumulative voting;
              o introduce unequal voting rights;
              o create supermajority voting; and
              o establish preemptive rights.

                  In  general,  Pacific  Heights  shall  vote  in  favor  of any proposals,  whether  recommended  by  an  issuer’s  management  or otherwise,  to reverse an  issuer’s  policy or  policies as listed above.

              5.  Shareholder  Proposals  Involving  Social,  Moral  or  Ethical
                  Matters

                  In general,  Pacific  Heights shall vote in accordance with an issuer’s management’s recommendation on issues primarily involving social,  moral or ethical  matters,  except for certain  instances where Pacific  Heights  believes  such a proposal has  substantial economic implications or the potential to maximize long-term value for  the  Fund’s  shareholders,  in  which  case,  it  shall  vote accordingly.

       B.     Voting Process

              Generally, proxies are received,  electronically or otherwise, and shall be  promptly  voted on by  Pacific  Heights.  With  respect to each matter voted upon, Pacific Heights shall record the following information for and on behalf of the Fund’s applicable Portfolios:

              o the name of the issuer of the portfolio security;

              o the exchange ticker symbol of the portfolio security;

              o the  Council on  Uniform  Securities  Identification  Procedures
                (“CUSIP”) number for the portfolio security;

              o the shareholder meeting date;

              o a brief identification of the matter voted on;

              o whether  the matter was  proposed by the issuer or by a security holder;

              o whether the Portfolio cast its vote on the matter;

              o how the  Portfolio  cast  its vote  (e.g.,  for or  against  the proposal,  or  abstaining;  for  or  withholding  regarding  the election of  directors);  and

              o whether the Portfolio  cast its vote for or against the issuer’s management.

              After such votes are cast,  Pacific Heights shall perform a review to ensure that all proxies  received,  and for which a voting  obligation exists, have been properly voted.

                                       -4-

III.   Conflicts of Interest

       Each proxy shall be  reviewed by Pacific  Heights to assess the extent to which there may be a material  conflict of interest  between Pacific Heights and the Fund or any of its Portfolios. In addition,  Pacific Heights shall assess to what extent,  if any, there may be a material  conflict of interest between Fund shareholders’ interests and the interests of Pacific Heights. For example, if an issuer’s  proposal may harm the Fund or one of its Portfolios  financially while enhancing the financial or business prospects of Pacific Heights, or conversely, if an issuer’s proposal may harm the financial or business  prospects of Pacific
Heights while enhancing the Fund or one of its Portfolios financially.

       If Pacific  Heights  determines  that a  material  conflict  of  interest exists,  it shall  promptly  notify the  Fund’s  Board of  Directors  (“Board of
Directors,”  or “Board”) of the conflict of interest and seek  guidance from the
Board on voting such a proxy.

IV.    Recordkeeping and Reporting

       Pacific  Heights  shall be required to maintain  records of proxies voted pursuant to Section  204(2) of the  Advisers Act and Rule  204-2(c)  thereunder.
Pacific  Heights shall  maintain and make  available for review upon  reasonable request  to the  Fund,  its  Portfolios  and  its  shareholders,  a copy  of its
Guidelines,  proxy statements received regarding the Fund’s securities, a record of each vote cast,  each  written  Fund  request  for proxy  voting  records and
Pacific  Heights’  response to any Fund request for such  records.  In addition,
Pacific Heights shall maintain  appropriate proxy voting records for the Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended.  Pacific Heights shall provide quarterly reports to the Fund’s Board of Directors  reflecting  proxy votes for the Fund during the period  covered in such a report.

       Applicable  proxy voting books and records shall be maintained by Pacific
Heights  for five (5)  years,  the first  two (2) years in an easily  accessible place.